UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21978

Pioneer Series Trust VI

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: October 31, 2023

Date of reporting period: November 1, 2022 through April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Flexible Opportunities Fund
Semiannual Report  |  April 30, 2023

A: PMARX	C: PRRCX	K: FLEKX	R: MUARX	Y: PMYRX

visit us: www.amundi.com/us

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
June 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/233

Portfolio Management Discussion  |  4/30/23
In the following discussion, Howard Weiss reviews recent market events and describes the factors that affected the performance of Pioneer Flexible Opportunities Fund during the six-month period ended April 30, 2023. Mr. Weiss, CFA, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the management of the Fund, along with Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, US, and a portfolio manager at Amundi US.
Q	How did the Fund perform during the six-month period ended April 30, 2023?
A	Pioneer Flexible Opportunities Fund’s Class A shares returned 2.12% at net asset value during the six-month period ended April 30, 2023, while the Fund’s benchmark, the Bloomberg US Treasury TIPS (Treasury Inflation-Protected Securities) 1-10 Year Index (the Bloomberg Index), returned 3.70%. During the same period, the average return of the 254 mutual funds in Morningstar’s Tactical Allocation Funds category was 3.61%.
Q	How would you describe the investment environment over the six-month period ended April 30, 2023?
A	Global equity markets performed exceptionally well over the six-month period and recaptured a healthy portion of the ground they had lost over the first nine months of 2022. The shifting tone of the communications emanating from central banks with respect to their interest-rate policies was the primary driver of the market rally. Whereas the extent and duration of interest-rate increases appeared largely open-ended for much of last year, by late 2022, the markets had grown more confident that the US Federal Reserve (Fed) and other developed-market central banks would soon shift to a neutral policy. Equities also received support from data showing that global economic growth, while slowing, had remained in positive territory. Growth stocks generated especially robust returns over the six-month period, as hopes for a peak in interest rates sparked a rotation back into shares of the types of faster-growing companies that had underperformed considerably for most of 2022. European stocks were a top performer at the regional level, as the region’s economy held up much better than investors had anticipated given the ongoing Russia/Ukraine conflict.
4Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

Fixed-income securities performed reasonably well over the period, due in part to a much larger contribution to returns from the income components of such investments than the market has seen in recent years. While bonds with shorter-term maturities – which have tended to be more sensitive to the Fed’s monetary policy – lost ground during the period, debt instruments with intermediate- and longer-term maturities posted gains. The credit-oriented segments of the market also gained ground during the six-month period, as economic conditions did not experience the rapid deterioration many investors had been expecting as 2022 drew to a close.
Q	Could you discuss some of the investment decisions that influenced the Fund’s benchmark-relative performance during the six-month period ended April 30, 2023?
A	The use of derivatives was the key driver of the Fund’s relative underperformance for the period. In managing the Fund, we have used derivatives across a broad spectrum of asset classes to establish specific market and issuer exposure, and to attempt to manage portfolio risk. Our use of derivatives, particularly those related to the Japanese bond market, was a large net detractor from the Fund’s benchmark-relative performance during the six-month period. Certain portfolio holdings related to Chinese stocks (euro-denominated) also detracted from relative returns. In addition, the US portion of the Fund’s equity portfolio was overweight to real estate investment trusts (REITs) and to the financials sector, both of which experienced lagging performance over the latter part of the period and acted as a drag on relative results.
On the positive side, a large portfolio overweight to equities, in general, was the primary positive contributor to the Fund’s benchmark-relative performance for the six-month period. While we increased the Fund’s allocation to bonds in 2022, the majority of the portfolio has remained invested in stocks. Given the outperformance of equities over the past six months, that aspect of the Fund’s positioning made a sizable positive contribution to relative results. Holdings in Europe and Asia were particularly strong performers for the Fund during the period, outweighing weaker performance from holdings in the US.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/235

The Fund’s fixed-income portfolio delivered a positive return for the period and outpaced the benchmark. Holdings of investment-grade corporate bonds, high-yield securities, and emerging markets debt were the primary positive contributors to the Fund’s relative outperformance on the fixed-income side.
Q	Did the Fund have any exposure to derivatives during the six-month period ended April 30, 2023? If so, how did the use of derivatives affect the Fund’s performance?
A	As discussed earlier, we used derivatives across a broad spectrum of asset classes as part of our efforts to establish specific market and issuer exposure, and to attempt to manage portfolio risk. The derivative instruments we used during the six-month period included equity, fixed-income, and commodity futures; credit-linked securities; long or short positions in exchange-traded funds (ETFs); forward foreign currency contracts; Treasury futures contracts; and options on both indices and individual securities. We view derivatives as an efficient way to manage the Fund’s allocations without having to make material changes to its core portfolio holdings. Since we have used derivatives to seek to achieve the Fund’s risk and return objectives, we believe they should be evaluated in the context of the entire portfolio, rather than as a standalone strategy. The use of derivatives detracted from the Fund’s benchmark-relative returns during the six-month period.
Q	How would you characterize your broader thinking on the investment environment, and the Fund’s positioning as of April 30, 2023?
A	The overall market environment has remained challenging in light of higher interest rates, decelerating economic growth, and falling corporate profit margins. As a result, we have continued to position the portfolio in a defensive fashion. Late in the six-month period, turmoil in the banking sector prompted investors to move to safety by shifting away from cyclical sectors and towards sectors perceived to feature more stable growth prospects, such as information technology and communication services. This led to large outperformance for growth stocks over traditional value stocks over the period. In our view, this represented a short-term rebound fueled by the additional
6Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

liquidity the Fed put into the system, and we expect the effects to wane as quantitative tightening (through interest-rate increases) resumes.
The problems in the US banking sector, which cropped up in the spring of 2023, also influenced the performance of overseas financial stocks, driving significant market volatility. However, banks outside the United States appear to be in better shape than their US counterparts, as most European banks have maintained much higher capital ratios and more rigorous liquidity buffers. While we believe the initial market reaction to such events usually garners most of the attention, we feel that fundamentals may ultimately prevail in the long run.
With regard to positioning, we have continued to employ a long-term investment perspective, expressed through a top-down asset allocation model. We shifted the portfolio’s overall positioning during the six-month period, in response to the evolving macroeconomic and interest-rate environments. We decreased the portfolio’s allocation to emerging markets debt as, in our view, the incremental yields are no longer commensurate with the higher-volatility profile and currency risks in the region. On the equity side, we moved the Fund’s focus from US-domiciled equities towards international stocks, as we believe the valuation differentials across regions have become material. The vast majority of the Fund’s allocation to Europe is now focused on banks and insurance companies that we believe may benefit from higher interest rates, and that, in our view, offer compelling relative valuations. In the United States, we have a preference for mortgage REITs, since mortgage REIT book values have continued to rise and their dividend payments* have remained attractive. Health care and industrials are two sectors also well represented in the portfolio. We have maintained the Fund’s positions in Asia – including in Singapore and Japan, and, to a lesser extent, in China – in an effort to capture the potential longer-term growth opportunities in the region.
At the end of the period, the Fund held close to 80% of its invested assets in equities (including REITs and excluding hedges and options positions). Within the portfolio’s equity portion,
*	Dividends are not guaranteed.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/237

approximately 33% was allocated to companies in North America, with 43% in the developed international markets, and 4% in the emerging markets. The Fund’s fixed-income portfolio has a current focus on US Treasury bonds, and includes a modest allocation to convertible securities and the credit-sensitive sectors. The remaining 6% of the Fund’s invested assets was held in cash and cash equivalents as of period-end.
We are especially sensitive to valuations, given an environment in which the possibility of weaker economic conditions, in our view, has not been reflected in price-to-earnings ratios. (Price-to-earnings ratio represents the price of a stock divided by its earnings per share.) In addition, we do not believe current earnings estimates have been taking into account the risk that a possible recession could depress profit margins. We therefore have moved some of the proceeds the Fund realized from the sales of US equities into cash positions.
8Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

Please refer to the Schedule of Investments on pages 21-29 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
All investments are subject to risk, including the possible loss of principal. The Fund has the ability to invest in a wide variety of securities and asset classes, which will increase the Fund’s potential risk exposure.
The Fund may invest in underlying funds (including ETFs). In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.
The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magniﬁed losses if an underlying fund’s investments decline in value.
The Fund and some of the underlying funds may use derivatives, such as options, futures, inverse ﬂoating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.
The Fund may invest in credit default swaps, a type of derivative, which may in some cases be illiquid, and increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
The Fund may invest in insurance-linked securities (ILS). The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest and/or dividend payments with respect to the security, upon
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/239

the occurrence of a trigger event that leads to physical or economic loss. ILS may expose the Fund to issuer (credit) default, liquidity, and other risks.
The Fund may invest in inﬂation-linked securities. As inﬂationary expectations increase, inﬂation-linked securities may become more attractive, because they protect future interest payments against inﬂation. Conversely, as inﬂationary concerns decrease, inﬂation-linked securities will become less attractive and less valuable.
The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
The Fund may invest in securities that provide exposure to commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.
Investments in equity securities are subject to price ﬂuctuation.
Investments in small-and mid-cap stocks involve greater risks and volatility than large-cap stocks.
International investments are subject to special risks, including currency ﬂuctuations, social, economic and political uncertainties, which could increase volatility. These risks are magniﬁed in emerging markets.
Investments in ﬁxed income securities involve interest rate, credit, inﬂation, and reinvestment risks. As interest rates rise, the value of ﬁxed income securities falls.
Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to reﬁnance their mortgages.
The Fund may invest in mortgage-backed securities, which during times of ﬂuctuating interest rates may increase or decrease more than other ﬁxed-income securities. Mortgage-backed securities are also subject to pre-payments.
High-yield bonds possess greater price volatility, illiquidity, and possibility of default.
There is no assurance that these and other strategies used by the Fund or underlying funds will be successful. Please see the prospectus for a more complete discussion of the Fund’s risks.
10Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors inﬂuencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2311

Portfolio Summary  |  4/30/23
Sector Distribution

(As a percentage of total investments)*
Portfolio Diversification

(As a percentage of total investments)*
+ Amount rounds to less than 0.1%.
10 Largest Holdings

(As a percentage of total investments)*
1.	Swiss Life Holding AG	3.10%
2.	LVMH Moet Hennessy Louis Vuitton SE	2.65
3.	ASR Nederland NV	2.62
4.	U.S. Treasury Notes, 3.00%, 8/15/52	2.59
5.	Eurobank Ergasias Services and Holdings S.A.	2.46
6.	U.S. Treasury Notes, 3.125%, 8/31/27	2.41
7.	AXA S.A.	2.31
8.	Iberdrola S.A.	2.22
9.	Poste Italiane S.p.A. (144A)	2.19
10.	Zurich Insurance Group AG	2.11

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
12Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

Prices and Distributions  |  4/30/23
Net Asset Value per Share
Class	4/30/23	10/31/22
A	$11.32	$11.36
C	$11.04	$11.09
K	$11.31	$11.35
R	$11.14	$11.18
Y	$11.38	$11.41

Distributions per Share: 11/1/22 - 4/30/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.2712	$—	$—
C	$0.2320	$—	$—
K	$0.2903	$—	$—
R	$0.2450	$—	$—
Y	$0.2876	$—	$—
Index Definitions
The Bloomberg U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 14 –  18.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2313

Performance Update | 4/30/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Flexible Opportunities Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Treasury TIPS 1–10 Year Index.
Average Annual Total Returns (As of April 30, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	BBG U.S. Treasury TIPS 1-10 Year Index
10 Years	2.91%	2.44%	1.57%
5 Years	-0.14	-1.06	3.24
1 Year	-4.64	-8.94	-1.82
Expense Ratio (Per prospectus dated March 1, 2023)
Gross	Net
1.27%	1.25%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of the maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the ﬁnancial highlights for more current expense ratios.
14Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

Performance Update | 4/30/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg U.S. Treasury TIPS 1–10 Year Index.
Average Annual Total Returns (As of April 30, 2023)
Period	If Held	If Redeemed	BBG U.S. Treasury TIPS 1-10 Year Index
10 Years	2.12%	2.12%	1.57%
5 Years	-0.92	-0.92	3.24
1 Year	-5.34	-6.26	-1.82
Expense Ratio (Per prospectus dated March 1, 2023)
Gross
2.03%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2315

Performance Update | 4/30/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg U.S. Treasury TIPS 1–10 Year Index.
Average Annual Total Returns (As of April 30, 2023)
Period	Net Asset Value (NAV)	BBG U.S. Treasury TIPS 1-10 Year Index
10 Years	3.06%	1.57%
5 Years	0.15	3.24
1 Year	-4.40	-1.82
Expense Ratio (Per prospectus dated March 1, 2023)
Gross
0.94%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on June 22, 2018, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on June 22, 2018, would have been higher than the performance shown. For the period beginning June 22, 2018, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
16Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

Performance Update | 4/30/23	Class R Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg U.S. Treasury TIPS 1–10 Year Index.
Average Annual Total Returns (As of April 30, 2023)
Period	Net Asset Value (NAV)	BBG U.S. Treasury TIPS 1-10 Year Index
10 Years	2.21%	1.57%
5 Years	-1.01	3.24
1 Year	-4.99	-1.82
Expense Ratio (Per prospectus dated March 1, 2023)
Gross
1.64%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on September 13, 2013, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning September 13, 2013, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2317

Performance Update | 4/30/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg U.S. Treasury TIPS 1–10 Year Index.
Average Annual Total Returns (As of April 30, 2023)
Period	Net Asset Value (NAV)	BBG U.S. Treasury TIPS 1-10 Year Index
10 Years	3.21%	1.57%
5 Years	0.17	3.24
1 Year	-4.32	-1.82
Expense Ratio (Per prospectus dated March 1, 2023)
Gross	Net
1.03%	0.95%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
18Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund
Based on actual returns from November 1, 2022 through April 30, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 11/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 4/30/23	$1,021.20	$1,017.10	$1,023.00	$1,019.10	$1,023.50
Expenses Paid During Period*	$6.01	$10.10	$4.46	$8.66	$4.52

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20%, 2.02%, 0.89%, 1.73%, and 0.90% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the one-half year period).
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2319

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2022 through April 30, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 11/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 4/30/23	$1,018.84	$1,014.78	$1,020.38	$1,016.22	$1,020.33
Expenses Paid During Period*	$6.01	$10.09	$4.46	$8.65	$4.51

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20%, 2.02%, 0.89%, 1.73%, and 0.90% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the one-half year period).
20Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

Schedule of Investments  |  4/30/23
(Consolidated) (unaudited)
Shares		Value
	UNAFFILIATED ISSUERS — 98.3%
	Common Stocks — 81.8% of Net Assets
	Aerospace & Defense — 3.4%
18,055	Curtiss-Wright Corp.	$ 3,066,281
111,023	Leonardo S.p.A.	1,321,843
4,728	MTU Aero Engines AG	1,238,365
	Total Aerospace & Defense	$5,626,489

	Banks — 12.3%
33(a)	Bank for Foreign Trade of Vietnam JSC	$ 127
107,599	Bankinter S.A.	635,737
48,753	BAWAG Group AG (144A)	2,372,316
520,194	CaixaBank S.A.	1,921,372
123,200	DBS Group Holdings, Ltd.	3,030,257
2,854,623(a)	Eurobank Ergasias Services and Holdings S.A.	4,026,252
39,476	Hana Financial Group, Inc.	1,237,312
144,599	ING Groep NV	1,784,537
1,814,000	Postal Savings Bank of China Co., Ltd., Class H (144A)	1,178,575
56,800	Sumitomo Mitsui Financial Group, Inc.	2,313,356
17,852(a) +	TCS Group Holding Plc (G.D.R.)	32,134
30,771	Truist Financial Corp.	1,002,519
44,700	United Overseas Bank, Ltd.	945,355
	Total Banks	$20,479,849

	Beverages — 0.6%
124,755	Coca-Cola Femsa S.A.B de CV	$ 1,029,916
	Total Beverages	$1,029,916

	Capital Markets — 3.3%
27,740	Charles Schwab Corp.	$ 1,449,137
25,773	Morgan Stanley	2,318,797
19,162	Raymond James Financial, Inc.	1,734,736
	Total Capital Markets	$5,502,670

	Commercial Services & Supplies — 2.0%
8,105	Republic Services, Inc.	$ 1,172,145
13,415	Waste Management, Inc.	2,227,561
	Total Commercial Services & Supplies	$3,399,706

	Communications Equipment — 1.2%
43,405	Cisco Systems, Inc.	$ 2,050,886
	Total Communications Equipment	$2,050,886

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2321

Schedule of Investments  |  4/30/23
(Consolidated) (unaudited) (continued)
Shares		Value
	Construction & Engineering — 0.5%
6,974	Vinci S.A.	$ 862,218
	Total Construction & Engineering	$862,218

	Consumer Staples Distribution & Retail — 0.0%†
23,507(a) +#	Magnit PJSC	$ 69,566
	Total Consumer Staples Distribution & Retail	$69,566

	Electric Utilities — 3.2%
4,495	Acciona S.A.	$ 832,111
36,009	Endesa S.A.	808,247
280,161	Iberdrola S.A.	3,636,597
	Total Electric Utilities	$5,276,955

	Electronic Equipment, Instruments & Components — 1.4%
5,100	Keyence Corp.	$ 2,287,130
	Total Electronic Equipment, Instruments & Components	$2,287,130

	Financial Services — 2.2%
562,398	M&G Plc	$ 1,449,634
35,108	PennyMac Financial Services, Inc.	2,193,899
	Total Financial Services	$3,643,533

	Food Products — 3.0%
30,875	Archer-Daniels-Midland Co.	$ 2,410,720
34,348	Mondelez International, Inc., Class A	2,635,178
	Total Food Products	$5,045,898

	Gas Utilities — 1.6%
488,986	Snam S.p.A.	$ 2,715,621
	Total Gas Utilities	$2,715,621

	Ground Transportation — 0.6%
30,037	CSX Corp.	$ 920,334
	Total Ground Transportation	$920,334

	Health Care Equipment & Supplies — 2.0%
6,882	EssilorLuxottica S.A.	$ 1,360,440
6,782(a)	Intuitive Surgical, Inc.	2,042,874
	Total Health Care Equipment & Supplies	$3,403,314

	Health Care Providers & Services — 3.6%
6,550	Elevance Health, Inc.	$ 3,069,657
5,876	UnitedHealth Group, Inc.	2,891,521
	Total Health Care Providers & Services	$5,961,178

The accompanying notes are an integral part of these financial statements.
22Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

Shares		Value
	Hotels, Restaurants & Leisure — 0.9%
84,400	OPAP S.A.	$ 1,437,786
	Total Hotels, Restaurants & Leisure	$1,437,786

	Household Durables — 0.6%
4,252	DR Horton, Inc.	$ 466,955
3,989	Lennar Corp., Class A	449,999
	Total Household Durables	$916,954

	Independent Power and Renewable Electricity Producers — 1.4%
50,159	RWE AG	$ 2,351,747
	Total Independent Power and Renewable Electricity Producers	$2,351,747

	Industrial REITs — 1.5%
1,124,200	CapitaLand Ascendas Real Estate Investment Trust	$ 2,409,572
	Total Industrial REITs	$2,409,572

	Insurance — 16.7%
273,000	AIA Group, Ltd.	$ 2,954,444
4,550	Allianz SE	1,140,354
97,849	ASR Nederland NV	4,295,541
444,302	Aviva Plc	2,361,933
115,972	AXA S.A.	3,778,737
158,500	Ping An Insurance Group Co. of China, Ltd., Class H	1,144,885
344,829	Poste Italiane S.p.A. (144A)	3,581,570
7,743	Swiss Life Holding AG	5,083,171
7,159	Zurich Insurance Group AG	3,458,361
	Total Insurance	$27,798,996

	Life Sciences Tools & Services — 1.9%
5,748	Thermo Fisher Scientific, Inc.	$ 3,189,565
	Total Life Sciences Tools & Services	$3,189,565

	Mortgage Real Estate Investment Trusts (REITs) — 5.7%
66,349	Blackstone Mortgage Trust, Inc., Class A	$ 1,210,206
80,842	BrightSpire Capital, Inc.	460,799
126,030	Ladder Capital Corp.	1,178,380
393,982	Redwood Trust, Inc.	2,474,207
232,100	Rithm Capital Corp.	1,893,936
124,546	Starwood Property Trust, Inc.	2,228,128
	Total Mortgage Real Estate Investment Trusts (REITs)	$9,445,656

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2323

Schedule of Investments  |  4/30/23
(Consolidated) (unaudited) (continued)
Shares		Value
	Oil, Gas & Consumable Fuels — 3.3%
45,047 +#	LUKOIL PJSC	$ 132,085
87,406	Marathon Oil Corp.	2,111,729
28,007	TotalEnergies SE	1,788,081
67,902	Woodside Energy Group, Ltd.	1,513,268
	Total Oil, Gas & Consumable Fuels	$5,545,163

	Passenger Airlines — 1.0%
18,513	Copa Holdings S.A., Class A	$ 1,672,094
	Total Passenger Airlines	$1,672,094

	Professional Services — 2.0%
26,960	Booz Allen Hamilton Holding Corp.	$ 2,580,611
4,051	Teleperformance	807,055
	Total Professional Services	$3,387,666

	Real Estate Management & Development — 0.1%
318	KWG Living Group Holdings, Ltd.	$ 43
342,000	S-Enjoy Service Group Co., Ltd.	211,744
	Total Real Estate Management & Development	$211,787

	Retail REITs — 0.5%
536,400	Frasers Centrepoint Trust	$ 888,406
	Total Retail REITs	$888,406

	Software — 1.4%
12,501(a)	Palo Alto Networks, Inc.	$ 2,280,932
	Total Software	$2,280,932

	Textiles, Apparel & Luxury Goods — 3.4%
4,525	LVMH Moet Hennessy Louis Vuitton SE	$ 4,342,891
402,900(a)	Samsonite International S.A. (144A)	1,270,346
	Total Textiles, Apparel & Luxury Goods	$5,613,237

	Trading Companies & Distributors — 0.5%
6,441	Ferguson Plc	$ 907,022
	Total Trading Companies & Distributors	$907,022

	Total Common Stocks (Cost $123,661,583)	$136,331,846

The accompanying notes are an integral part of these financial statements.
24Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Convertible Corporate Bonds — 2.6% of Net Assets
	Internet — 0.6%
1,132,000(b)	PDD Holdings, Inc., 12/1/25	$ 1,071,438
	Total Internet	$1,071,438

	REITs — 2.0%
2,388,000	PennyMac Corp., 5.50%, 3/15/26	$ 2,093,399
1,386,000	Redwood Trust, Inc., 7.75%, 6/15/27 (144A)	1,145,183
	Total REITs	$3,238,582

	Total Convertible Corporate Bonds (Cost $4,490,493)	$4,310,020

	Corporate Bonds — 3.7% of Net Assets
	Banks — 2.6%
800,000(c)	ABN AMRO Bank NV, 2.47% (1 Year CMT Index + 110 bps), 12/13/29 (144A)	$ 683,033
EUR 800,000(c)(d)	ABN AMRO Bank NV, 4.75% (5 yr. EUR Swap + 390 bps)	711,827
732,000(c)	UBS Group AG, 2.746% (1 Year CMT Index + 110 bps), 2/11/33 (144A)	581,854
749,000(c)(d)	UBS Group AG, 3.875% (5 Year CMT Index + 310 bps) (144A)	561,386
743,000(c)(d)	UBS Group AG, 4.875% (5 Year CMT Index + 340 bps) (144A)	577,682
613,000(c)	UBS Group AG, 4.988% (1 Year CMT Index + 240 bps), 8/5/33 (144A)	578,582
667,000(c)(d)	UBS Group AG, 5.125% (5 Year CMT Index + 486 bps)	568,618
	Total Banks	$4,262,982

	Coal — 0.6%
1,039,000	Teck Resources, Ltd., 6.125%, 10/1/35	$ 1,082,318
	Total Coal	$1,082,318

	Mining — 0.5%
752,000	Gold Fields Orogen Holdings BVI, Ltd., 6.125%, 5/15/29 (144A)	$ 770,046
	Total Mining	$770,046

	Total Corporate Bonds (Cost $6,308,557)	$6,115,346

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2325

Schedule of Investments  |  4/30/23
(Consolidated) (unaudited) (continued)
Shares		Value
	Preferred Stock — 0.0%† of Net Assets
	Diversified REITs — 0.0%†
204(a)	Wheeler Real Estate Investment Trust, Inc.	$ 8,170
	Total Diversified REITs	$8,170

	Total Preferred Stock (Cost $167,705)	$8,170

Principal Amount USD ($)
	Foreign Government Bonds — 1.9% of Net Assets
	Brazil — 0.6%
1,286,000	Brazilian Government International Bond, 5.000%, 1/27/45	$ 1,010,326
	Total Brazil	$1,010,326

	Mexico — 0.6%
MXN 20,346,000	Mexican Bonos, 7.500%, 6/3/27	$ 1,070,017
	Total Mexico	$1,070,017

	Russia — 0.2%
RUB 260,822,000(e)	Russian Federal Bond - OFZ, 7.000%, 8/16/23	$ 163,064
RUB 230,742,000(e)	Russian Federal Bond - OFZ, 8.150%, 2/3/27	144,259
	Total Russia	$307,323

	Uruguay — 0.5%
647,611	Uruguay Government International Bond, 7.875%, 1/15/33	$ 812,220
	Total Uruguay	$812,220

	Total Foreign Government Bonds (Cost $9,536,382)	$3,199,886

	U.S. Government and Agency Obligations — 8.3% of Net Assets
3,328,300	U.S. Treasury Notes, 0.250%, 9/30/23	$ 3,265,634
2,400,000	U.S. Treasury Notes, 3.000%, 6/30/24	2,355,094
4,837,700	U.S. Treasury Notes, 3.000%, 8/15/52	4,249,617
4,010,200	U.S. Treasury Notes, 3.125%, 8/31/27	3,939,708
	Total U.S. Government and Agency Obligations (Cost $13,708,052)	$13,810,053

The accompanying notes are an integral part of these financial statements.
26Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

Shares		Value
	SHORT TERM INVESTMENTS — 0.0%† of Net Assets
	Open-End Fund — 0.0%†
2,889(f)(g)	Dreyfus Government Cash Management, Institutional Shares, 4.76%	$ 2,889
		$ 2,889

	TOTAL SHORT TERM INVESTMENTS (Cost $2,889)	$2,889

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.3% (Cost $157,875,661)	$163,778,210
	OTHER ASSETS AND LIABILITIES — 1.7%	$ 2,881,378
	net assets — 100.0%	$166,659,588

(G.D.R.)	Global Depositary Receipts.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At April 30, 2023, the value of these securities amounted to $13,300,573, or 8.0% of net assets.
(a)	Non-income producing security.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2023.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Security is in default.
(f)	Rate periodically changes. Rate disclosed is the 7-day yield at April 30, 2023.
(g)	All or a portion of this security is held by Flexible Opportunities Commodity Fund Ltd.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
LUKOIL PJSC	8/11/2021	$3,941,439	$132,085
Magnit PJSC	12/1/2021	1,791,726	69,566
Total Restricted Securities			$201,651
% of Net assets			0.1%
The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2327

Schedule of Investments  |  4/30/23
(Consolidated) (unaudited) (continued)
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
EUR	— Euro
MXN	— Mexican Peso
RUB	— Russia Ruble
Purchases and sales of securities (excluding short-term investments) for the six months ended April 30, 2023 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 4,925,409	$ 9,644,545
Other Long-Term Securities	$50,535,812	$99,870,197
At April 30, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $160,399,954 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 24,105,641
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(20,727,385)
Net unrealized appreciation	$ 3,378,256
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
28Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

The following is a summary of the inputs used as of April 30, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Banks	$ 20,447,715	$ —	$ 32,134	$ 20,479,849
Consumer Staples Distribution & Retail	—	—	69,566	69,566
Oil, Gas & Consumable Fuels	5,413,078	—	132,085	5,545,163
All Other Common Stocks	110,237,268	—	—	110,237,268
Convertible Corporate Bonds	—	4,310,020	—	4,310,020
Corporate Bonds	—	6,115,346	—	6,115,346
Preferred Stock	8,170	—	—	8,170
Foreign Government Bonds	—	3,199,886	—	3,199,886
U.S. Government and Agency Obligations	—	13,810,053	—	13,810,053
Open-End Fund	2,889	—	—	2,889
Total Investments in Securities	$ 136,109,120	$ 27,435,305	$ 233,785	$ 163,778,210
During the period ended April 30, 2023, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2329

Statement of Assets and Liabilities  |  4/30/23 (Consolidated) (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $157,875,661)	$163,778,210
Cash	1,304,600
Foreign currencies, at value (cost $209,320)	209,812
Repatriation of taxes	134,105
Receivables —
Fund shares sold	118,032
Dividends	1,099,154
Interest	304,913
Due from the Adviser	33,618
Other assets	44,434
Total assets	$ 167,026,878
LIABILITIES:
Payables —
Fund shares repurchased	$ 196,117
Trustees' fees	497
Professional fees	87,541
Transfer agent fees	29,283
Printing fees	18,187
Management fees	15,973
Administrative expenses	4,645
Distribution fees	4,213
Accrued expenses	10,834
Total liabilities	$ 367,290
NET ASSETS:
Paid-in capital	$190,120,427
Distributable earnings (loss)	(23,460,839)
Net assets	$166,659,588
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $68,097,911/6,015,293 shares)	$ 11.32
Class C (based on $13,692,655/1,240,398 shares)	$ 11.04
Class K (based on $22,755,361/2,011,141 shares)	$ 11.31
Class R (based on $219,966/19,753 shares)	$ 11.14
Class Y (based on $61,893,695/5,441,117 shares)	$ 11.38
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $11.32 net asset value per share/100%-4.50% maximum sales charge)	$ 11.85
The accompanying notes are an integral part of these financial statements.
30Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

Statement of Operations (Consolidated) (unaudited)
FOR THE SIX MONTHS ENDED 4/30/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $193,225)	$ 1,923,196
Interest from unaffiliated issuers (net of foreign taxes withheld $17,604)	379,978
Total Investment Income		$ 2,303,174
EXPENSES:
Management fees	$ 699,567
Administrative expenses	48,635
Transfer agent fees
Class A	28,198
Class C	6,446
Class K	7
Class R	322
Class Y	29,717
Distribution fees
Class A	87,504
Class C	74,434
Class R	514
Shareowner communications expense	14,281
Custodian fees	4,085
Registration fees	26,363
Professional fees	188,640
Printing expense	19,002
Officers' and Trustees' fees	5,016
Miscellaneous	29,870
Total expenses		$ 1,262,601
Less fees waived and expenses reimbursed by the Adviser		(192,347)
Net expenses		$ 1,070,254
Net investment income		$ 1,232,920
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $60,235)	$ (5,873,220)
Futures contracts	(2,425,807)
Swap contracts	(152,837)
Other assets and liabilities denominated in foreign currencies	(48,946)	$ (8,500,810)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $24,768)	$13,236,796
Futures contracts	(1,303,070)
Swap contracts	11,586
Other assets and liabilities denominated in foreign currencies	45,533	$11,990,845
Net realized and unrealized gain (loss) on investments		$ 3,490,035
Net increase in net assets resulting from operations		$ 4,722,955
The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2331

Statements of Changes in Net Assets (Consolidated)
	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 1,232,920	$ 8,509,749
Net realized gain (loss) on investments	(8,500,810)	(19,905,720)
Change in net unrealized appreciation (depreciation) on investments	11,990,845	(53,672,191)
Net increase (decrease) in net assets resulting from operations	$ 4,722,955	$ (65,068,162)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.27 and $0.34 per share, respectively)	$ (1,689,488)	$ (2,300,402)
Class C ($0.23 and $0.23 per share, respectively)	(318,220)	(452,816)
Class K ($0.29 and $0.38 per share, respectively)	(1,306,783)	(2,587,445)
Class R ($0.25 and $0.27 per share, respectively)	(4,494)	(4,944)
Class Y ($0.29 and $0.37 per share, respectively)	(1,777,249)	(2,831,302)
Total distributions to shareowners	$ (5,096,234)	$ (8,176,909)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 4,645,135	$ 19,527,953
Reinvestment of distributions	4,518,531	7,285,152
Cost of shares repurchased	(62,714,975)	(89,894,458)
Net decrease in net assets resulting from Fund share transactions	$ (53,551,309)	$ (63,081,353)
Net decrease in net assets	$ (53,924,588)	$(136,326,424)
NET ASSETS:
Beginning of period	$220,584,176	$ 356,910,600
End of period	$166,659,588	$ 220,584,176
The accompanying notes are an integral part of these financial statements.
32Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

	Six Months Ended 4/30/23 Shares (unaudited)	Six Months Ended 4/30/23 Amount (unaudited)	Year Ended 10/31/22 Shares	Year Ended 10/31/22 Amount
Class A
Shares sold	235,979	$ 2,662,191	803,246	$ 10,401,633
Reinvestment of distributions	138,354	1,516,090	161,195	2,044,382
Less shares repurchased	(758,571)	(8,588,120)	(1,617,012)	(19,962,738)
Net decrease	(384,238)	$ (4,409,839)	(652,571)	$ (7,516,723)
Class C
Shares sold	47,221	$ 517,283	54,152	$ 699,528
Reinvestment of distributions	27,847	298,240	33,823	427,780
Less shares repurchased	(296,846)	(3,272,359)	(917,272)	(11,523,140)
Net decrease	(221,778)	$ (2,456,836)	(829,297)	$(10,395,832)
Class K
Shares sold	5,436	$ 60,398	103,050	$ 1,287,420
Reinvestment of distributions	119,325	1,306,783	203,752	2,584,101
Less shares repurchased	(3,070,286)	(34,902,040)	(2,755,155)	(32,620,668)
Net decrease	(2,945,525)	$(33,534,859)	(2,448,353)	$(28,749,147)
Class R
Shares sold	1,970	$ 21,765	3,849	$ 47,524
Reinvestment of distributions	417	4,494	393	4,944
Less shares repurchased	(1,015)	(11,563)	(8,462)	(113,287)
Net increase (decrease)	1,372	$ 14,696	(4,220)	$ (60,819)
Class Y
Shares sold	122,284	$ 1,383,498	559,533	$ 7,091,848
Reinvestment of distributions	126,578	1,392,924	174,578	2,223,945
Less shares repurchased	(1,399,097)	(15,940,893)	(2,096,528)	(25,674,625)
Net decrease	(1,150,235)	$(13,164,471)	(1,362,417)	$(16,358,832)
The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2333

Financial Highlights (Consolidated)
	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18
Class A
Net asset value, beginning of period	$ 11.36	$ 14.45	$ 11.14	$ 12.04	$ 12.69	$ 14.17
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.06	$ 0.35	$ 0.19	$ 0.18	$ 0.13	$ 0.19
Net realized and unrealized gain (loss) on investments	0.17	(3.10)	3.25	(0.80)	0.54	(0.44)
Net increase (decrease) from investment operations	$ 0.23	$ (2.75)	$ 3.44	$ (0.62)	$ 0.67	$ (0.25)
Distributions to shareowners:
Net investment income	$ (0.27)	$ (0.25)	$ (0.13)	$ (0.28)	$ (0.11)	$ (0.35)
Net realized gain	—	(0.09)	—	—	(1.21)	(0.88)
Total distributions	$ (0.27)	$ (0.34)	$ (0.13)	$ (0.28)	$ (1.32)	$ (1.23)
Net increase (decrease) in net asset value	$ (0.04)	$ (3.09)	$ 3.31	$ (0.90)	$ (0.65)	$ (1.48)
Net asset value, end of period	$ 11.32	$ 11.36	$ 14.45	$ 11.14	$ 12.04	$ 12.69
Total return (b)	2.12%(c)	(19.31)%	31.00%	(5.28)%	5.85%	(2.08)%
Ratio of net expenses to average net assets	1.20%(d)	1.20%	1.20%	1.20%	1.20%	1.14%
Ratio of net investment income (loss) to average net assets	1.09%(d)	2.81%	1.37%	1.54%	1.12%	1.35%
Portfolio turnover rate	30%(c)	166%	215%	233%	168%	255%
Net assets, end of period (in thousands)	$68,098	$72,680	$101,891	$79,089	$100,339	$142,760
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.40%(d)	1.22%	1.25%	1.27%	1.23%	1.14%
Net investment income (loss) to average net assets	0.89%(d)	2.79%	1.32%	1.47%	1.09%	1.35%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
34Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18
Class C
Net asset value, beginning of period	$ 11.09	$ 14.10	$ 10.85	$ 11.75	$ 12.45	$ 13.95
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.02	$ 0.24	$ 0.06	$ 0.08	$ 0.04	$ 0.07
Net realized and unrealized gain (loss) on investments	0.16	(3.02)	3.20	(0.77)	0.53	(0.42)
Net increase (decrease) from investment operations	$ 0.18	$ (2.78)	$ 3.26	$ (0.69)	$ 0.57	$ (0.35)
Distributions to shareowners:
Net investment income	$ (0.23)	$ (0.14)	$ (0.01)	$ (0.21)	$ (0.06)	$ (0.27)
Net realized gain	—	(0.09)	—	—	(1.21)	(0.88)
Total distributions	$ (0.23)	$ (0.23)	$ (0.01)	$ (0.21)	$ (1.27)	$ (1.15)
Net increase (decrease) in net asset value	$ (0.05)	$ (3.01)	$ 3.25	$ (0.90)	$ (0.70)	$ (1.50)
Net asset value, end of period	$ 11.04	$ 11.09	$ 14.10	$ 10.85	$ 11.75	$ 12.45
Total return (b)	1.71%(c)	(19.91)%	30.04%	(6.01)%	5.03%	(2.83)%
Ratio of net expenses to average net assets	2.02%(d)	1.96%	1.99%	1.98%	1.97%	1.91%
Ratio of net investment income (loss) to average net assets	0.28%(d)	1.91%	0.48%	0.74%	0.37%	0.55%
Portfolio turnover rate	30%(c)	166%	215%	233%	168%	255%
Net assets, end of period (in thousands)	$13,693	$16,209	$32,299	$48,426	$85,398	$122,305
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.17%(d)	1.98%	1.99%	2.01%	1.97%	1.91%
Net investment income (loss) to average net assets	0.13%(d)	1.89%	0.48%	0.71%	0.37%	0.55%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2335

Financial Highlights (Consolidated) (continued)
	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	6/22/18* to 10/31/18
Class K
Net asset value, beginning of period	$ 11.35	$ 14.44	$ 11.14	$ 12.03	$ 12.69	$ 13.67
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.09	$ 0.40	$ 0.23	$ 0.22	$ 0.17	$ 0.06
Net realized and unrealized gain (loss) on investments	0.16	(3.11)	3.25	(0.80)	0.53	(1.00)
Net increase (decrease) from investment operations	$ 0.25	$ (2.71)	$ 3.48	$ (0.58)	$ 0.70	$ (0.94)
Distributions to shareowners:
Net investment income	$ (0.29)	$ (0.29)	$ (0.18)	$ (0.31)	$ (0.15)	$ (0.04)
Net realized gain	—	(0.09)	—	—	(1.21)	—
Total distributions	$ (0.29)	$ (0.38)	$ (0.18)	$ (0.31)	$ (1.36)	$ (0.04)
Net increase (decrease) in net asset value	$ (0.04)	$ (3.09)	$ 3.30	$ (0.89)	$ (0.66)	$ (0.98)
Net asset value, end of period	$ 11.31	$ 11.35	$ 14.44	$ 11.14	$ 12.03	$ 12.69
Total return (b)	2.30%(c)	(19.06)%	31.33%	(4.92)%	6.14%	(2.00)%(c)
Ratio of net expenses to average net assets	0.89%(d)	0.87%	0.90%	0.90%	0.88%	0.88%(d)
Ratio of net investment income (loss) to average net assets	1.64%(d)	3.12%	1.63%	1.93%	1.48%	1.28%(d)
Portfolio turnover rate	30%(c)	166%	215%	233%	168%	255%(c)
Net assets, end of period (in thousands)	$22,755	$56,280	$106,948	$104,316	$89,092	$69,449
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.03%(d)	0.89%	0.90%	0.93%	0.88%	0.88%(d)
Net investment income (loss) to average net assets	1.50%(d)	3.10%	1.63%	1.91%	1.48%	1.28%
*	Class K shares commenced operations on June 22, 2018.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
36Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18
Class R
Net asset value, beginning of period	$11.18	$ 14.20	$11.02	$11.75	$12.60	$14.11
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.03	$ 0.30	$ 0.09	$ 0.12	$ (0.05)(b)	$ 0.10
Net realized and unrealized gain (loss) on investments	0.18	(3.05)	3.21	(0.81)	0.48	(0.43)
Net increase (decrease) from investment operations	$ 0.21	$ (2.75)	$ 3.30	$ (0.69)	$ 0.43	$ (0.33)
Distributions to shareowners:
Net investment income	$ (0.25)	$ (0.18)	$ (0.12)	$ (0.04)	$ (0.07)	$ (0.30)
Net realized gain	—	(0.09)	—	—	(1.21)	(0.88)
Total distributions	$ (0.25)	$ (0.27)	$ (0.12)	$ (0.04)	$ (1.28)	$ (1.18)
Net increase (decrease) in net asset value	$ (0.04)	$ (3.02)	$ 3.18	$ (0.73)	$ (0.85)	$ (1.51)
Net asset value, end of period	$11.14	$ 11.18	$14.20	$11.02	$11.75	$12.60
Total return (c)	1.91%(d)	(19.60)%	30.10%	(5.90)%	3.73%	(2.71)%
Ratio of net expenses to average net assets	1.73%(e)	1.57%	1.93%	1.79%	2.91%	1.82%
Ratio of net investment income (loss) to average net assets	0.55%(e)	2.41%	0.68%	1.08%	(0.45)%	0.75%
Portfolio turnover rate	30%(d)	166%	215%	233%	168%	255%
Net assets, end of period (in thousands)	$ 220	$ 205	$ 321	$ 187	$ 141	$ 303
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.87%(e)	1.59%	1.93%	1.82%	2.91%	1.82%
Net investment income (loss) to average net assets	0.41%(e)	2.39%	0.68%	1.05%	(0.45)%	0.75%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment gain (loss) in the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2337

Financial Highlights (Consolidated) (continued)
	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18
Class Y
Net asset value, beginning of period	$ 11.41	$ 14.52	$ 11.20	$ 12.09	$ 12.74	$ 14.22
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.08	$ 0.39	$ 0.23	$ 0.20	$ 0.17	$ 0.24
Net realized and unrealized gain (loss) on investments	0.18	(3.13)	3.27	(0.78)	0.54	(0.46)
Net increase (decrease) from investment operations	$ 0.26	$ (2.74)	$ 3.50	$ (0.58)	$ 0.71	$ (0.22)
Distributions to shareowners:
Net investment income	$ (0.29)	$ (0.28)	$ (0.18)	$ (0.31)	$ (0.15)	$ (0.38)
Net realized gain	—	(0.09)	—	—	(1.21)	(0.88)
Total distributions	$ (0.29)	$ (0.37)	$ (0.18)	$ (0.31)	$ (1.36)	$ 1.26
Net increase (decrease) in net asset value	$ (0.03)	$ (3.11)	$ 3.32	$ (0.89)	$ (0.65)	$ (1.48)
Net asset value, end of period	$ 11.38	$ 11.41	$ 14.52	$ 11.20	$ 12.09	$ 12.74
Total return (b)	2.35%(c)	(19.10)%	31.36%	(4.90)%	6.16%	(1.86)%
Ratio of net expenses to average net assets	0.90%(d)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	1.41%(d)	3.09%	1.64%	1.75%	1.45%	1.71%
Portfolio turnover rate	30%(c)	166%	215%	233%	168%	255%
Net assets, end of period (in thousands)	$61,894	$75,209	$115,451	$103,698	$212,426	$323,412
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.14%(d)	0.98%	0.99%	1.00%	0.97%	0.92%
Net investment income (loss) to average net assets	1.17%(d)	3.01%	1.55%	1.65%	1.69%	1.69%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
38Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

Notes to Financial Statements  |  4/30/23
(Consolidated) (unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Flexible Opportunities Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust VI (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The Fund’s investment objective is to seek total return.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either pershare voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
The consolidated financial statements of the Fund include the accounts of Flexible Opportunities Commodity Fund Ltd. (the “Subsidiary”). All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010, and is wholly owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by the Adviser. The
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2339

Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of April 30, 2023, the Subsidiary represented $12,591, or approximately 0.01%, of the net assets of the Fund.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”).
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
40Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2341

one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of funds that are listed on an exchange, including exchange-listed closed-end funds and exchange-traded funds (ETFs), are valued by using the last sale price on the principal exchange where they are traded.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
42Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2343

In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$6,045,538
Long-term capital gains	2,131,371
Total	$8,176,909
44Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2022:
2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 3,057,359
Capital loss carryforward	(17,553,095)
Net unrealized depreciation	(8,591,824)
Total	$(23,087,560)
The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on partnerships.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $1,270 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues,
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2345

inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may
46Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2347

or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
As of the date of this report, a significant portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses and any available capital loss carryforwards in any fiscal year, it generally will be required to distribute that excess to shareholders. You may receive distributions that are attributable to appreciation that was present in the Fund’s portfolio securities at the time you made your investment but had not been realized at that time, or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you. You should consult your tax adviser about the tax consequences of your investment in the Fund.
The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and other pooled investment vehicles and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund’s investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Subsidiary, a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes.
The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund’s ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.
48Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Fund may invest in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2349

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a
50Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the six months ended April 30, 2023 was $42,539. There were no open purchased options contracts at April 30, 2023.
I.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
During the six months ended April 30, 2023, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six-months ended April 30, 2023 was $0. There were no open forward foreign currency exchange contracts at April 30, 2023.
J.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2351

exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange.
Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional values of futures contracts long position and futures contracts short position during the six months ended April 30, 2023 were $2,138,490 and $17,746,083, respectively. There were no open futures contracts outstanding at April 30, 2023.
K.	Total Return Swap Contracts
The Fund may enter into a total return swap contracts to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap contracts, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.
52Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

Total return swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within “Swap contracts, at value” on the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses on Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange interest rates, securities or the index.
The average notional value of total return swap buy protection and total return swap sell protection open during the six months ended April 30, 2023 were $0 and $8,217, respectively. There were no open total return swap contracts outstanding at April 30, 2023.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at an annual rate of 0.70% of the Fund’s average daily net assets up to $1 billion, 0.675% of the next $1 billion of the Fund's average daily net assets and 0.65% of the Fund's average daily net assets over $2 billion.
The Subsidiary has entered into a separate management contract with the Adviser, pursuant to which the Adviser manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays the Adviser a fee at the annual rate of 0.70% of the Subsidiary’s average daily net assets up to $1 billion, 0.675% of the next $1 billion of the Subsidiary’s average daily net assets and 0.65% of the Subsidiary’s average daily net assets over $2 billion. This fee is accrued daily and paid monthly.
During the six months ended April 30, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% annualized of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 1.20%, 0.90% and 0.90% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. These expense limitations are in effect through March 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended April 30, 2023 are reflected in the Statement of Operations.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2353

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended April 30, 2023, the Fund paid $5,016 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At April 30, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $497 and a payable for administrative expenses of $4,645, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$ 8,118
Class C	2,697
Class K	13
Class R	13
Class Y	3,440
Total	$14,281
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as
54Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2023, CDSCs in the amount of $157 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2023, the Fund had no borrowings under the credit facility.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2355

7.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
56Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2023, was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$ —	$ —	$ (1,209,470)	$ (1,216,337)	$ —
Options purchased*	(605,480)	—	—	(594,957)	—
Swap contracts	—	—	—	(152,837)	—
Total Value	$(605,480)	$—	$(1,209,470)	$(1,964,131)	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$ —	$ —	$ (155,129)	$ (1,147,941)	$ —
Options purchased**	598,293	—	—	474,528	—
Swap contracts	—	—	—	11,586	—
Total Value	$ 598,293	$—	$ (155,129)	$ (661,827)	$—

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1H). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in change in net unrealized appreciation (depreciation) on investments in unaffiliated issuers, on the Statement of Operations.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/2357

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
58Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 24879-12-0623

Pioneer Floating Rate Fund
Semiannual Report  |  April 30, 2023

A: FLARX	C: FLRCX	Y: FLYRX

visit us: www.amundi.com/us

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President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
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We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
June 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
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Portfolio Management Discussion  |  4/30/23
In the following interview, Jonathan Sharkey discusses the factors that influenced the bank-loan market and the performance of Pioneer Floating Rate Fund during the six-month period ended April 30, 2023. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the six-month period ended April 30, 2023?
A	Pioneer Floating Rate Fund’s Class A shares returned 4.96% at net asset value during the six-month period ended April 30, 2023, while the Fund’s benchmark, the Morningstar Loan Syndications & Trading Association Leveraged Performing Loan Index (the Morningstar LSTA Index), returned 6.22%. During the same period, the average return of the 244 mutual funds in Morningstar’s Bank Loan Funds category was 5.50%.
Q	How would you describe the environment for investing in fixed-income securities as well as in bank loans during the six-month period?
A	As the period opened in November 2022, inflation, which had been on the rise over the course of several months, began showing signs of modest easing, and investors started to anticipate a pivot by the US Federal Reserve (Fed) to a more dovish stance on monetary policy, despite its decision to enact another increase to the federal funds rate target range of 75 basis points (bps) in early November. (A basis point is equal to 1/100th of a percentage point.)
However, in December, the markets soon turned their attention to the potential recessionary effects of the higher-interest-rate regime put in place by the Fed, which led riskier assets, including leveraged loans, to give back some of the gains they had realized early in the fourth quarter. The Fed implemented a more modest 50 bps increase to the federal funds target range at its December meeting, leaving the target range at 4.25% – 4.50% at the end of 2022.
Entering the new calendar year, riskier assets rallied again, amid renewed investor optimism that the Fed and other leading central banks were poised to stop raising interest rates. January 2023
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saw Treasury yields pull back from their more recent highs on the outlook for a potential easing of monetary policy. That, in turn, boosted performance for bonds in general. In addition, the reopening of China’s economy as the government unwound its “Zero-COVID” policy helped ease concerns about slowing global economic growth.
Against that backdrop, areas of the market that had lagged during the 2022 sell-offs, such as growth stocks and corporate credit, outperformed. On February 1, 2023, the Fed once again raised the federal funds target range, this time by a less aggressive 25 bps, bringing the target to 4.50% – 4.75%.
In March, however, the failure of some US banks and the collapse of European banking giant Credit Suisse raised fears of a financial crisis and led investors to flee leveraged loans and other credit-sensitive assets. In response to the bank failures, the Fed implemented a new lending program to support bank liquidity, while market participants began to anticipate interest-rate cuts by the Fed over the second half of the calendar year. The prospect of a more dovish stance on monetary policy and a “flight to safety” by investors in the wake of the banking-system issues drove Treasury yields lower. At its March 23 meeting, the Fed went forward with another modest 25 bps increase to the federal funds target, bringing the range to 4.75% – 5.00%. The financial markets viewed that increase as an indication that the Fed believed the financial system, overall, remained on solid footing.
Loan issuance was relatively weak for the six-month period ended April 30, 2023, given higher interest rates and recession fears, with refinancings driving most issuance. At the same time, collateralized loan obligation (CLO) issuance remained strong and lent support to loan demand overall. Increases in the LIBOR and SOFR reference rates (London Interbank Offer Rate and Secured Overnight Financing Rate, respectively), driven by the Fed’s interest-rate increases, buoyed returns for the loan asset class over the six-month period. In addition, loan returns benefited from credit-spread tightening, although some of that positive performance pulled back in the wake of the bank crisis. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar
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maturities.) Outflows from the loan asset class continued during the period, despite positive investment returns.
Q	What factors had the biggest effects on the Fund’s benchmark-relative performance during the six-month period ended April 30, 2023?
A	The Fund’s allocations across loan ratings categories, with a tilt towards higher-quality loans, aided the Fund’s relative performance during the period. However, while the Fund was underweight to lower-quality loans, selection results within the “B-" loan bucket detracted from relative returns. A slight portfolio overweight to the “CCC” category did not have a material impact on the Fund’s relative performance, but selection results within the category weighed on relative returns.
With regard to loan sectors, security selection results within software, as well as a portfolio underweight to the sector weighed most heavily on the Fund’s relative results. Most notably, the Fund’s exposure to the loans of GoTo (formerly LogMeIn) suffered as investor sentiment for the loans waned, due to the company’s experiencing a pair of data breaches, and because workers in general began returning to the office, thus dampening enthusiasm for the remote-access software provider. Security selection results within the household products segment also detracted from the Fund’s benchmark-relative performance, as loans for kitchenware provider Instant Brands struggled due to a post-COVID slump in demand as well as from ongoing supply-chain issues, leading to the structural subordination of some of the company’s assets. (The company ultimately declared bankruptcy after period-end.) Selection results within the health care sector was another drag on the Fund’s relative performance, with the loan for TeamHealth the biggest laggard in the portfolio within the sector, as the physician-staffing firm has continued to deal with legal scrutiny over its billing practices and faces a looming refinancing of its debt.
On the positive side, security selection results within the entertainment sector proved additive for the Fund’s relative performance during the period, with a position in theater chain AMC leading the way, on the back of an improved outlook for theater attendance given a large number of major movie releases
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in the pipeline. Security selection results within media, and a portfolio underweight to the sector, also benefited the Fund’s relative performance, as we avoided investing the Fund in certain underperforming borrowers, while maintaining an overweight position in the loan for publishing company McGraw Hill, which fared well. In addition, a portfolio overweight to the commercial services and supplies sector benefited the Fund’s relative returns, as the sector has continued to rebound, post-COVID. Elsewhere, the Fund’s position in the loan for Michael’s Stores performed well for the period, as results for the arts-and-crafts supplies retailer have rebounded with the normalization of economic activity.
We have typically maintained a modest out-of-benchmark exposure to high-yield corporate bonds in the Fund, both through individual names and indexed investment vehicles, with the aim of seeking to improve the risk/reward and liquidity profile of the portfolio. That allocation had a positive effect on the Fund’s relative returns, as the high-yield category outperformed loans for the six-month period. However, the use of index-based credit-default-swaps (to help maintain the portfolio’s credit exposures) partially offset that positive performance contribution.
The Fund’s somewhat elevated cash position, which we maintained in order to be able to meet any unexpected, large redemptions, proved a headwind to benchmark-relative performance for the period, as did the portfolio’s exposure to exchange-traded funds that invest primarily in loans, which we used as a way to provide liquidity in lieu of cash.
Q	Did the Fund have any exposure to derivative securities during the six-month period ended April 30, 2023? If so, did the derivatives have any material effect on results?
A	Yes, as noted earlier, we invested the Fund in some index-based high-yield bond and investment-grade bond credit-default swap contracts, in an attempt to gain tactical credit exposure in the portfolio, while also striving to maintain sufficient liquidity to meet shareholder redemptions. The use of those derivatives detracted from the Fund’s relative performance for the six-month period.
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Q	Did the Fund’s distributions* to shareholders change during the six-month period ended April 30, 2023?
A	While loan-market yields moved higher over the period, along with short-term reference rates, the Fund’s relatively high cash balance – designed to help enable the Fund to accommodate redemptions during episodes of heightened investor risk-aversion ‒ partially offset those positive factors. That said, the Fund’s monthly distribution rate did slightly increase over the latter part of the six-month period.
Q	What is your investment outlook?
A	The default rate on loans for the 12 months ended April 30, 2023 was 1.31% by loan volume, above the 10-year lows seen six months earlier, but still well below the historical average of slightly under 3%. The default rate by number of issuers was 1.42%. While recovery rates for defaulted loans have been below historical norms in recent years, they have improved notably over the past 12 months. (Source: Morningstar LSTA).
With elevated inflation proving to be sticky and the Fed committed to bringing inflation down to its 2% long-term target, we believe the federal funds rate target range will remain “higher for longer,” contrary to current market expectations, which have continued to price in rate cuts for the latter part of 2023. We believe financial conditions will become more restrictive, and that the likelihood of a recession has risen, particularly as banks tighten lending standards and as the Fed maintains higher interest rates. Consequently, we expect to retain a somewhat defensive posture in the Fund’s portfolio as recession risk increases over the course of the year.
As has typically been the case during recessions, should one occur, we believe some borrowers will end up in trouble, leading to increased loan defaults. However, we do not expect a deep recession, such as during the Global Financial Crisis (GFC) of 2008. In our view, the economy will likely be on the upswing and the default rate headed lower at some point in 2024. We are
*	Distributions are not guaranteed.
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hopeful that by 2024 inflation will have fallen to the Fed’s targeted 2% area and that Treasury yields will be lower than today’s levels.
In that scenario, we would expect the loan default rate to remain lower than it was after the GFC, and below that experienced during the pandemic. Despite an uptick in the loan default rate, we anticipate that the higher coupons available could more than offset default-related losses in the loan market over the remainder of 2023.
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Please refer to the Schedule of Investments on pages 19-47 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Floating rate investments are debt securities and other instruments with interestrates that adjust or “float” periodically based on a specified interest rate or other reference.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.
Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund may invest invest in high yield securities of any rating, including securities that are in default at the time of purchase.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates.
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Unlike fixed-rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2311

Portfolio Summary  |  4/30/23
Portfolio Diversification

(As a percentage of total investments)*
+ Amount rounds to less than 0.1%.
10 Largest Holdings

(As a percentage of total investments)*
1.	Invesco Senior Loan ETF	3.36%
2.	SPDR Blackstone Senior Loan ETF	1.67
3.	Garda World Security Corp., Term B-2 Loan, Term Loan, 9.296% (Term SOFR + 425 bps), 10/30/26	1.33
4.	ProFrac Holdings II LLC, Term Loan, 12.42% (Term SOFR + 725 bps), 3/4/25	1.30
5.	First Brands Group LLC, First Lien 2021 Term Loan, Term Loan, 10.252% (Term SOFR + 500 bps), 3/30/27	1.27
6.	Numericable U.S. LLC, USD TLB-[14] Loan, 10.486% (Term SOFR + 550 bps), 8/15/28	0.88
7.	Hilton Grand Vacations Borrower LLC, Initial Term Loan, Term Loan, 8.025% (LIBOR + 300 bps), 8/2/28	0.79
8.	Radiate Holdco LLC, Amendment No. 6 Term Loan, Term Loan, 8.275% (LIBOR + 325 bps), 9/25/26	0.79
9.	Help/Systems Holdings, Inc., Term Loan, 9.145% (Term SOFR + 400 bps), 11/19/26	0.78
10.	AIT Worldwide Logistics Holdings, Inc., First Lien Initial Term Loan, Term Loan, 9.621% (LIBOR + 475 bps), 4/6/28	0.78

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
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Prices and Distributions  |  4/30/23
Net Asset Value per Share
Class	4/30/23	10/31/22
A	$6.00	$6.00
C	$6.05	$6.05
Y	$6.06	$6.05

Distributions per Share: 11/1/22 - 4/30/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.2917	$—	$—
C	$0.2705	$—	$—
Y	$0.3031	$—	$—
Index Definitions
The Morningstar LSTA Leveraged Performing Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 14– 16.
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Performance Update | 4/30/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to that of the Morningstar LSTA Leveraged Performing Loan Index.
Average Annual Total Returns (As of April 30, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Morningstar LSTA Leveraged Performing Loan Index
10 Years	2.51%	2.04%	4.05%
5 Years	2.09	1.15	3.93
1 Year	0.64	-3.87	3.51
Expense Ratio Per prospectus dated March 1, 2023
Gross	Net
1.24%	1.07%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

Performance Update | 4/30/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Morningstar LSTA Leveraged Performing Loan Index.
Average Annual Total Returns (As of April 30, 2023)
Period	If Held	If Redeemed	Morningstar LSTA Leveraged Performing Loan Index
10 Years	1.82%	1.82%	4.05%
5 Years	1.49	1.49	3.93
1 Year	-0.05	-0.99	3.51
Expense Ratio Per prospectus dated March 1, 2023
Gross
1.81%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2315

Performance Update | 4/30/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Morningstar LSTA Leveraged Performing Loan Index.
Average Annual Total Returns (As of April 30, 2023)
Period	Net Asset Value (NAV)	Morningstar LSTA Leveraged Performing Loan Index
10 Years	2.90%	4.05%
5 Years	2.56	3.93
1 Year	0.83	3.51
Expense Ratio Per prospectus dated March 1, 2023
Gross	Net
0.84%	0.77%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund
Based on actual returns from November 1, 2022 through April 30, 2023.
Share Class	A	C	Y
Beginning Account Value on 11/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 4/30/23	$1,049.60	$1,045.50	$1,051.00
Expenses Paid During Period*	$5.34	$9.18	$3.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05%, 1.81%, and 0.75% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the partial year period).
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Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2022 through April 30, 2023.
Share Class	A	C	Y
Beginning Account Value on 11/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 4/30/23	$1,019.59	$1,015.82	$1,021.08
Expenses Paid During Period*	$5.26	$9.05	$3.76

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05%, 1.81%, and 0.75% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the partial year period).
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Schedule of Investments  |  4/30/23
(unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 98.1%
	Senior Secured Floating Rate Loan Interests — 85.9% of Net Assets*(a)
	Advanced Materials — 1.3%
1,584,541	Gemini HDPE LLC, 2027 Advance, 7.982% (Term SOFR + 300 bps), 12/31/27	$ 1,585,202
2,555,977	Groupe Solmax, Inc., Initial Term Loan, 9.909% (LIBOR + 475 bps), 5/29/28	2,309,167
375,000	Momentive Performance Materials Inc., Initial Term Loan, 9.482% (Term SOFR + 450 bps), 3/29/28	374,297
	Total Advanced Materials	$4,268,666

	Advertising Sales — 0.6%
1,934,849	Clear Channel Outdoor Holdings, Inc., Term B Loan, 8.75% (Term SOFR + 350 bps), 8/21/26	$ 1,827,072
	Total Advertising Sales	$1,827,072

	Advertising Services — 0.4%
1,477,500	Dotdash Meredith, Inc., Term Loan B, 9.119% (Term SOFR + 400 bps), 12/1/28	$ 1,359,300
	Total Advertising Services	$1,359,300

	Aerospace & Defense — 1.7%
1,305,000	ADS Tactical, Inc., Initial Term Loan, 10.775% (LIBOR + 575 bps), 3/19/26	$ 1,239,750
1,795,500	Propulsion (BC) Newco LLC, Initial Term Loan, 8.898% (Term SOFR + 400 bps), 9/14/29	1,779,789
497,500	Spirit Aerosystems, Inc. (fka Mid-Western Aircraft Systems, Inc and Onex Wind Finance LP.), 2022 Refinancing Term Loan, 9.545% (Term SOFR + 450 bps), 1/15/27	496,443
2,247,840	WP CPP Holdings LLC, First Lien Initial Term Loan, 9.03% (LIBOR + 375 bps), 4/30/25	2,068,013
	Total Aerospace & Defense	$5,583,995

	Airlines — 1.0%
775,000	AAdvantage Loyality IP, Ltd. (American Airlines, Inc.), Initial Term Loan, 10.00% (LIBOR + 475 bps), 4/20/28	$ 781,588
1,160,000	American Airlines, Inc., Seventh Amendment Extended Term Loan, 8.154% (Term SOFR + 275 bps), 2/15/28	1,130,565
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2319

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Airlines — (continued)
796,633	Castlelake Aviation One Designated Activity Company, 2023 Incremental Term Loan, 7.783% (Term SOFR + 275 bps), 10/22/27	$ 788,169
425,000	Mileage Plus Holdings LLC (Mileage Plus Intellectual Property Assets, Ltd.), Initial Term Loan, 10.213% (LIBOR + 525 bps), 6/21/27	442,956
	Total Airlines	$3,143,278

	Airport Development & Maintenance — 0.6%
1,975,000	KKR Apple Bidco LLC, First Lien Initial Term Loan, 7.775% (LIBOR + 275 bps), 9/22/28	$ 1,953,192
	Total Airport Development & Maintenance	$1,953,192

	Apparel Manufacturers — 0.2%
675,000	Hanesbrands Inc., Initial Tranche B Term Loan, 8.732% (Term SOFR + 375 bps), 3/8/30	$ 672,469
	Total Apparel Manufacturers	$672,469

	Appliances — 0.3%
895,661	Osmosis Buyer Limited (AI Aqua Merger Sub, Inc.), 2022 Refinancing Term B Loan, 8.584% (Term SOFR + 375 bps), 7/31/28	$ 874,389
	Total Appliances	$874,389

	Applications Software — 1.1%
942,637	Central Parent Inc., First Lien Initial Term Loan, 9.148% (Term SOFR + 425 bps), 7/6/29	$ 942,735
737,500	EP Purchaser LLC, First Lien Closing Date Term Loan, 8.659% (LIBOR + 350 bps), 11/6/28	735,933
1,850,000(b)	Loyalty Ventures, Inc., Term B Loan, 9.582% (LIBOR + 450 bps), 11/3/27	212,750
1,723,750	RealPage, Inc., First Lien Initial Term Loan, 8.025% (LIBOR + 300 bps), 4/24/28	1,677,209
	Total Applications Software	$3,568,627

	Auction House & Art Dealer — 0.5%
1,473,750	Sotheby's, 2021 Second Refinancing Term Loan, 9.76% (LIBOR + 450 bps), 1/15/27	$ 1,473,750
	Total Auction House & Art Dealer	$1,473,750

	Auto Parts & Equipment — 2.8%
444,500	Adient US LLC, Term B-1 Loan, 8.347% (Term SOFR + 325 bps), 4/10/28	$ 445,090
1,498,312	Autokiniton US Holdings, Inc., Closing Date Term B Loan, 9.597% (Term SOFR + 450 bps), 4/6/28	1,473,848
The accompanying notes are an integral part of these financial statements.
20Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Auto Parts & Equipment — (continued)
4,058,538	First Brands Group LLC, First Lien 2021 Term Loan, 10.252% (Term SOFR + 500 bps), 3/30/27	$ 3,941,855
2,051,077	IXS Holdings, Inc., Initial Term Loan, 9.479% (Term SOFR + 425 bps), 3/5/27	1,709,573
1,327,889	TI Group Automotive Systems LLC, Refinancing US Term Loan, 8.409% (LIBOR + 325 bps), 12/16/26	1,325,953
	Total Auto Parts & Equipment	$8,896,319

	Auto-Truck Trailers — 1.0%
775,364	American Trailer World Corp., First Lien Initial Term Loan, 8.832% (Term SOFR + 375 bps), 3/3/28	$ 673,597
2,722,500	Novae LLC, Tranche B Term Loan, 10.338% (Term SOFR + 500 bps), 12/22/28	2,378,785
	Total Auto-Truck Trailers	$3,052,382

	Beverages — 0.4%
661,667	Naked Juice LLC, First Lien Initial Term Loan, 8.248% (Term SOFR + 325 bps), 1/24/29	$ 592,329
646,875	Pegasus BidCo BV, Initial Dollar Term Loan, 9.011% (Term SOFR + 425 bps), 7/12/29	643,237
	Total Beverages	$1,235,566

	Broadcast Service & Programing — 0.5%
1,485,000	Univision Communications, Inc., First Lien Initial Term Loan, 8.275% (LIBOR + 325 bps), 1/31/29	$ 1,465,818
	Total Broadcast Service & Programing	$1,465,818

	Building & Construction — 0.2%
736,086	Service Logic Acquisition, Inc., First Lien Closing Date Initial Term Loan, 9.025% (LIBOR + 400 bps), 10/29/27	$ 730,566
	Total Building & Construction	$730,566

	Building & Construction Products — 1.5%
1,460,026	Cornerstone Building Brands, Inc., Tranche B Term Loan, 8.24% (Term SOFR + 325 bps), 4/12/28	$ 1,328,623
1,339,344	CP Atlas Buyer, Inc., Term B Loan, 8.582% (Term SOFR + 350 bps), 11/23/27	1,220,850
2,970,000	LHS Borrower LLC, Initial Term Loan, 9.832% (Term SOFR + 475 bps), 2/16/29	2,331,450
	Total Building & Construction Products	$4,880,923

	Building Production — 0.9%
987,500	Chariot Buyer LLC., First Lien Initial Term Loan, 8.275% (LIBOR + 325 bps), 11/3/28	$ 960,190
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2321

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Building Production — (continued)
1,250,000(c)	Koppers Inc., Initial Term Loan, 4/10/30	$ 1,228,125
6,203	MI Windows & Doors, LLC, Term B-1 Loan, 8.582% (Term SOFR + 350 bps), 12/18/27	6,201
833,405	Vector WP MidCo, Inc. (Vector Canada Acquisition ULC), Initial Term B Loan, 10.063% (LIBOR + 500 bps), 10/12/28	820,904
	Total Building Production	$3,015,420

	Building-Heavy Construction — 1.0%
2,459,953	Artera Services LLC, First Lien Tranche B Term Loan, 8.659% (LIBOR + 350 bps), 3/6/25	$ 2,100,800
985,000	Osmose Utilities Services, Inc., First Lien Initial Term Loan, 8.275% (LIBOR + 325 bps), 6/23/28	956,451
	Total Building-Heavy Construction	$3,057,251

	Building-Maintenance & Service — 0.2%
738,750	ArchKey Holdings, Inc., First Lien Initial Term Loan, 10.275% (LIBOR + 525 bps), 6/29/28	$ 723,052
	Total Building-Maintenance & Service	$723,052

	Cable & Satellite Television — 2.4%
806,878	Charter Communications Operating LLC, Term B-2 Loan, 6.795% (Term SOFR + 175 bps), 2/1/27	$ 796,232
778,500	DIRECTV Financing LLC, Closing Date Term Loan, 10.025% (LIBOR + 500 bps), 8/2/27	751,536
2,906,051	Numericable U.S. LLC, USD TLB-[14] Loan, 10.486% (Term SOFR + 550 bps), 8/15/28	2,749,851
2,964,975	Radiate Holdco LLC, Amendment No. 6 Term Loan, 8.275% (LIBOR + 325 bps), 9/25/26	2,455,634
1,045,876	Virgin Media Bristol LLC, N Facility, 7.448% (LIBOR + 250 bps), 1/31/28	1,031,169
	Total Cable & Satellite Television	$7,784,422

	Casino Hotels — 0.7%
2,227,500	Century Casinos, Inc., Term B Facility Loan, 11.093% (Term SOFR + 600 bps), 4/2/29	$ 2,149,538
	Total Casino Hotels	$2,149,538

	Casino Services — 0.4%
879,542	Everi Holdings, Inc., Term B Loan, 7.525% (LIBOR + 250 bps), 8/3/28	$ 878,168
1,526,383(b)	Lucky Bucks LLC, Initial Term Loan, 10.562% (LIBOR + 550 bps), 7/30/27	476,231
	Total Casino Services	$1,354,399

The accompanying notes are an integral part of these financial statements.
22Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Cellular Telecom — 1.2%
934,276	CCI Buyer, Inc., First Lien Initial Term Loan, 8.898% (Term SOFR + 400 bps), 12/17/27	$ 920,359
1,707,541	Gogo Intermediate Holdings LLC, Initial Term Loan, 8.847% (Term SOFR + 375 bps), 4/30/28	1,695,624
1,353,297	Xplornet Communications, Inc., First Lien Refinancing Term Loan, 9.025% (LIBOR + 400 bps), 10/2/28	1,111,818
	Total Cellular Telecom	$3,727,801

	Chemicals-Diversified — 1.5%
1,121,525	Hexion Holdings Corp., First Lien Initial Term Loan, 9.454% (Term SOFR + 450 bps), 3/15/29	$ 1,008,972
700,000	Ineos US Finance LLC, 2030 Dollar Term Loan, 8.655% (Term SOFR + 350 bps), 2/18/30	699,854
312,500	LSF11 A5 Holdco LLC, Fourth Amendment Incremental Term Loan, 9.332% (Term SOFR + 425 bps), 10/15/28	306,250
767,250	LSF11 A5 HoldCo LLC, Term Loan, 8.597% (Term SOFR + 350 bps), 10/15/28	745,311
1,965,000	Mativ Holdings, Inc., Term B Loan, 8.813% (Term SOFR + 375 bps), 4/20/28	1,901,138
	Total Chemicals-Diversified	$4,661,525

	Chemicals-Specialty — 1.3%
350,000	H.B. Fuller Company, Term Loan B, 7.482% (Term SOFR + 250 bps), 2/15/30	$ 352,406
450,000	Ineos Quattro Holdings UK Limited, 2030 Tranche B Dollar Term Loan, 8.832% (Term SOFR + 375 bps), 3/14/30	449,438
1,102,696	LSF11 Skyscraper Holdco S.a r.l. USD Facility B3, 8.693% (LIBOR + 350 bps), 9/29/27	1,101,777
600,000	Nouryon Finance B.V., 2023 Term Loan, 8.99% (Term SOFR + 400 bps), 4/3/28	600,000
1,826,875	Olympus Water US Holding Corp., Initial Dollar Term Loan, 8.938% (LIBOR + 375 bps), 11/9/28	1,738,272
	Total Chemicals-Specialty	$4,241,893

	Commercial Services — 1.1%
987,500	AEA International Holdings (Luxembourg) S.a.r.l., First Lien Initial Term Loan, 8.938% (LIBOR + 375 bps), 9/7/28	$ 985,031
1,029,885	CoreLogic, Inc. (fka First American Corporation), First Lien Initial Term Loan, 8.563% (LIBOR + 350 bps), 6/2/28	926,989
384,593	Nielsen Consumer, Inc., 2021 Refinancing Dollar Term Loan, 8.775% (LIBOR + 375 bps), 3/6/28	325,942
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2323

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Commercial Services — (continued)
915,750	Pre-Paid Legal Services, Inc., First Lien Initial Term Loan, 8.775% (LIBOR + 375 bps), 12/15/28	$ 903,588
488,750	TruGreen LP, First Lien Second Refinancing Term Loan, 9.082% (Term SOFR + 400 bps), 11/2/27	451,850
	Total Commercial Services	$3,593,400

	Computer Data Security — 0.9%
2,167,000	Magenta Buyer LLC, First Lien Initial Term Loan, 10.03% (LIBOR + 475 bps), 7/27/28	$ 1,835,449
1,144,570	Vision Solutions, Inc. (Precisely Software Incorporated), First Lien Third Amendment Term Loan, 9.255% (LIBOR + 400 bps), 4/24/28	1,020,711
	Total Computer Data Security	$2,856,160

	Computer Services — 1.5%
884,250	Ahead DB Holdings LLC, First Lien Term B Loan, 8.909% (LIBOR + 375 bps), 10/18/27	$ 859,933
1,389,500	Amentum Government Services Holdings LLC, First Lien Tranche 3 Term Loan, 9.033% (Term SOFR + 400 bps), 2/15/29	1,340,868
1,200,421	MAG DS Corp., Initial Term Loan, 10.498% (Term SOFR + 550 bps), 4/1/27	1,104,387
491,281	Maximus, Inc., Tranche B Term Loan, 7.229% (Term SOFR + 200 bps), 5/28/28	490,053
985,000	Sitel Group, Initial Dollar Term Loan, 8.79% (LIBOR + 375 bps), 8/28/28	982,907
	Total Computer Services	$4,778,148

	Computer Software — 1.6%
1,386,000	Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 8.775% (LIBOR + 375 bps), 10/16/28	$ 1,231,808
2,715,013	Help/Systems Holdings, Inc., Term Loan, 9.145% (Term SOFR + 400 bps), 11/19/26	2,419,755
3,332,000	Rackspace Technology Global, Inc., First Lien 2021 Term B Loan, 7.595% (Term SOFR + 275 bps), 2/15/28	1,400,829
	Total Computer Software	$5,052,392

	Computers-Integrated Systems — 0.4%
1,081,788	Atlas CC Acquisition Corp., First Lien Term B Loan, 9.402% (Term SOFR + 425 bps), 5/25/28	$ 963,467
220,024	Atlas CC Acquisition Corp., First Lien Term C Loan, 9.402% (Term SOFR + 425 bps), 5/25/28	195,960
	Total Computers-Integrated Systems	$1,159,427

The accompanying notes are an integral part of these financial statements.
24Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Consulting Services — 0.6%
1,909,404	Ankura Consulting Group LLC, First Lien Closing Date Term Loan, 9.597% (Term SOFR + 450 bps), 3/17/28	$ 1,858,687
	Total Consulting Services	$1,858,687

	Consumer Products — 0.2%
1,911,250	Instant Brands Holdings, Inc., Initial Loan, 9.953% (LIBOR + 500 bps), 4/12/28	$ 733,442
	Total Consumer Products	$733,442

	Containers-Paper & Plastic — 0.8%
979,950	Charter Next Generation, Inc., First Lien 2021 Initial Term Loan, 8.847% (Term SOFR + 375 bps), 12/1/27	$ 968,838
736,501	Pactiv Evergreen, Inc., Tranche B-2 U.S. Term Loan, 8.347% (Term SOFR + 325 bps), 2/5/26	735,712
972,362	Pregis TopCo LLC, First Lien Initial Term Loan, 8.847% (Term SOFR + 375 bps), 7/31/26	959,600
	Total Containers-Paper & Plastic	$2,664,150

	Data Processing & Management — 0.4%
1,442,750	DTI Holdco, Inc., First Lien Initial Term Loan, 9.795% (Term SOFR + 475 bps), 4/26/29	$ 1,338,511
	Total Data Processing & Management	$1,338,511

	Diagnostic Equipment — 0.9%
854,814	Avantor Funding, Inc., 2021 Incremental B-5 Dollar Term Loan, 7.332% (Term SOFR + 225 bps), 11/8/27	$ 855,401
2,482,113	Curia Global, Inc., First Lien 2021 Term Loan, 8.832% (Term SOFR + 375 bps), 8/30/26	2,171,184
	Total Diagnostic Equipment	$3,026,585

	Dialysis Centers — 0.5%
985,000	US Renal Care, Inc., 2021 Incremental Term Loan, 10.516% (LIBOR + 550 bps), 6/26/26	$ 643,533
1,447,500	US Renal Care, Inc., Initial Term Loan, 9.84% (LIBOR + 500 bps), 6/26/26	957,460
	Total Dialysis Centers	$1,600,993

	Disposable Medical Products — 0.5%
1,732,500	Medline Borrower, LP, Initial Dollar Term Loan, 8.275% (LIBOR + 325 bps), 10/23/28	$ 1,684,749
	Total Disposable Medical Products	$1,684,749

	Distribution & Wholesale — 1.5%
1,386,000	AIP RD Buyer Corp., First Lien Term Loan B, 9.232% (Term SOFR + 425 bps), 12/22/28	$ 1,332,293
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2325

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Distribution & Wholesale — (continued)
869,994	Core & Main LP, Tranche B Term Loan, 7.596% (Term SOFR + 250 bps), 7/27/28	$ 865,644
1,439,966	Patriot Container Corp. (aka Wastequip), First Lien Closing Date Term Loan, 8.832% (Term SOFR + 375 bps), 3/20/25	1,334,068
1,277,250	SRS Distribution, Inc., 2021 Reﬁnancing Term Loan, 8.525% (LIBOR + 350 bps), 6/2/28	1,222,069
	Total Distribution & Wholesale	$4,754,074

	E-Commerce — 0.5%
1,119	CNT Holdings I Corp., First Lien Initial Term Loan, 8.459% (Term SOFR + 350 bps), 11/8/27	$ 1,110
1,237,500	TA TT Buyer LLC, First Lien Initial Term Loan, 9.898% (Term SOFR + 500 bps), 4/2/29	1,205,016
498,750	Uber Technologies, Inc., 2023 Refinancing Term Loan, 7.656% (Term SOFR + 275 bps), 3/3/30	497,503
	Total E-Commerce	$1,703,629

	Electric-Generation — 1.0%
641,438	Compass Power Generation, L.L.C., Tranche B-2 Term Loan, 9.346% (Term SOFR + 425 bps), 4/14/29	$ 639,433
903,365	Eastern Power LLC (Eastern Covert Midco LLC), Term Loan, 8.909% (LIBOR + 375 bps), 10/2/25	852,551
701,689	Hamilton Projects Acquiror LLC, Term Loan, 9.659% (Term SOFR + 450 bps), 6/17/27	696,676
906,597	Vistra Operations Company LLC (fka Tex Operations Company LLC), 2018 Incremental Term Loan, 6.698% (LIBOR + 175 bps), 12/31/25	904,756
	Total Electric-Generation	$3,093,416

	Electric-Integrated — 0.4%
922,474	Constellation Renewables LLC, Loan, 7.46% (Term SOFR + 250 bps), 12/15/27	$ 920,024
165,714(c)	Talen Energy Supply, LLC, Term Loan B, 4/26/30	160,743
134,286(c)	Talen Energy Supply, LLC, Term Loan C, 4/26/30	130,257
	Total Electric-Integrated	$1,211,024

	Electronic Composition — 1.0%
699,375	Atkore International, Inc., Initial Term Loan, 7.293% (Term SOFR + 200 bps), 5/26/28	$ 700,104
The accompanying notes are an integral part of these financial statements.
26Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Electronic Composition — (continued)
2,078,857	Energy Acquisition LP, First Lien Initial Term Loan, 9.332% (Term SOFR + 425 bps), 6/26/25	$ 1,930,739
666,339	Natel Engineering Co., Inc., Initial Term Loan, 11.275% (LIBOR + 625 bps), 4/30/26	586,378
	Total Electronic Composition	$3,217,221

	Energy-Alternate Sources — 0.3%
992,500	TerraForm Power Operating, LLC, Specified Refinancing Term Loan, 7.498% (Term SOFR + 250 bps), 5/21/29	$ 982,888
	Total Energy-Alternate Sources	$982,888

	Engines — 0.1%
200,000	Arcline FM Holdings LLC, Second Lien Term Loan, 13.409% (LIBOR + 825 bps), 6/25/29	$ 183,000
	Total Engines	$183,000

	Enterprise Software & Services — 0.8%
770,386	First Advantage Holdings LLC, First Lien Term B-1 Loan, 7.775% (LIBOR + 275 bps), 1/31/27	$ 769,423
1,005,049	Polaris Newco LLC, First Lien Dollar Term Loan, 9.159% (LIBOR + 400 bps), 6/2/28	933,667
600,000(c)	Quartz Acquireco, LLC, Term Loan B, 4/14/30	598,125
394,877	Skopima Consilio Parent LLC, First Lien Initial Term Loan, 9.025% (LIBOR + 400 bps), 5/12/28	376,367
	Total Enterprise Software & Services	$2,677,582

	Finance-Credit Card — 0.9%
1,809,750	Blackhawk Network Holdings, Inc., First Lien Term Loan, 7.89% (Term SOFR + 300 bps), 6/15/25	$ 1,790,380
982,515	FleetCor Technologies Operating Company LLC, Term B-4 Loan, 6.775% (LIBOR + 175 bps), 4/28/28	973,612
	Total Finance-Credit Card	$2,763,992

	Finance-Investment Banker — 0.4%
490,000	Citadel Securities LP, 2021 Term Loan, 7.597% (Term SOFR + 250 bps), 2/2/28	$ 487,686
917,621	Hudson River Trading LLC, Term Loan, 8.097% (Term SOFR + 300 bps), 3/20/28	864,203
	Total Finance-Investment Banker	$1,351,889

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2327

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Finance-Leasing Company — 0.8%
1,226,158	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 6.453% (LIBOR + 150 bps), 2/12/27	$ 1,207,383
1,454,628	Fly Funding II S.a r.l., Replacement Loan, 6.60% (LIBOR + 175 bps), 8/11/25	1,323,711
	Total Finance-Leasing Company	$2,531,094

	Finance-Special Purpose Banks — 0.2%
611,789	Bank of Industry, Ltd., Facility, 11.138% (Term SOFR + 600 bps), 12/11/23	$ 611,891
	Total Finance-Special Purpose Banks	$611,891

	Food-Dairy Products — 0.3%
1,023,750	Chobani LLC., 2020 New Term Loan, 8.597% (Term SOFR + 350 bps), 10/25/27	$ 1,021,350
	Total Food-Dairy Products	$1,021,350

	Footwear & Related Apparel — 0.5%
1,750,000	Crocs, Inc., Term Loan, 8.582% (Term SOFR + 350 bps), 2/20/29	$ 1,749,800
	Total Footwear & Related Apparel	$1,749,800

	Gambling (Non-Hotel) — 1.0%
1,243,750	Flutter Entertainment plc, Third Amendment 2028-B Term Loan, 8.41% (Term SOFR + 325 bps), 7/22/28	$ 1,247,247
1,810,069	Light and Wonder International, Inc., Initial Term B Loan, 7.981% (Term SOFR + 300 bps), 4/14/29	1,810,069
	Total Gambling (Non-Hotel)	$3,057,316

	Golf — 0.2%
700,000(c)	Topgolf Callaway Brands Corp , Intial Term Loan, 3/15/30	$ 700,146
	Total Golf	$700,146

	Hotels & Motels — 0.9%
2,469,925	Hilton Grand Vacations Borrower LLC, Initial Term Loan, 8.025% (LIBOR + 300 bps), 8/2/28	$ 2,462,720
399,000	Playa Resorts Holding B.V., 2022 Term Loan, 9.14% (Term SOFR + 425 bps), 1/5/29	398,889
	Total Hotels & Motels	$2,861,609

The accompanying notes are an integral part of these financial statements.
28Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Independent Power Producer — 0.5%
686,330	Calpine Construction Finance Company, L.P., Term B Loan, 7.025% (LIBOR + 200 bps), 1/15/25	$ 686,521
1,069,559	EFS Cogen Holdings I LLC, Term B Advance, 8.66% (LIBOR + 350 bps), 10/1/27	1,062,492
	Total Independent Power Producer	$1,749,013

	Internet Content — 0.2%
500,000(c)	MH Sub I, LLC (Micro Holding Corp.), Term Loan, 4/25/28	$ 483,000
	Total Internet Content	$483,000

	Internet Security — 0.1%
444,549	Gen Digital Inc., Initial Tranche B Term Loan, 7.082% (Term SOFR + 200 bps), 9/12/29	$ 440,486
	Total Internet Security	$440,486

	Investment Management & Advisory Services — 1.2%
878,226	Allspring Buyer LLC, Initial Term Loan, 8.188% (LIBOR + 300 bps), 11/1/28	$ 876,213
1,003,021	Edelman Financial Engines Center LLC, First Lien 2021 Initial Term Loan, 8.775% (LIBOR + 375 bps), 4/7/28	973,369
497,500	Focus Financial Partners LLC, Tranche B-5 Term Loan, 8.232% (Term SOFR + 325 bps), 6/30/28	495,246
1,465,494	Russell Investments US Institutional Holdco, Inc., 2025 Term Loan, 8.525% (Term SOFR + 350 bps), 5/30/25	1,427,025
	Total Investment Management & Advisory Services	$3,771,853

	Lasers-System & Components — 0.4%
1,194,643	Coherent Corp., Initial Term B Loan, 7.847% (Term SOFR + 275 bps), 7/2/29	$ 1,192,029
	Total Lasers-Syst/Components	$1,192,029

	Machinery — 1.4%
990,000	Eagle Parent Corp., Initial Term Loan, 9.148% (Term SOFR + 425 bps), 4/2/29	$ 977,890
1,815,000	East West Manufacturing LLC, Initial Term Loan, 10.793% (Term SOFR + 575 bps), 12/22/28	1,533,675
1,975,000	Engineered Components & Systems LLC, First Lien Initial Term Loan, 10.948% (LIBOR + 600 bps), 8/2/28	1,826,875
	Total Machinery	$4,338,440

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2329

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Machinery-Pumps — 0.5%
1,496,437	Circor International, Inc., Initial Term Loan, 10.525% (LIBOR + 550 bps), 12/20/28	$ 1,491,760
	Total Machinery-Pumps	$1,491,760

	Medical Diagnostic Imaging — 0.5%
1,720,719	US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.), Closing Date Term Loan, 10.332% (Term SOFR + 525 bps), 12/15/27	$ 1,595,253
	Total Medical Diagnostic Imaging	$1,595,253

	Medical Information Systems — 1.9%
1,990,801	athenahealth Group, Inc., Initial Term Loan, 8.464% (Term SOFR + 350 bps), 2/15/29	$ 1,872,774
491,250	Azalea TopCo, Inc., First Lien 2021 Term Loan, 8.732% (Term SOFR + 375 bps), 7/24/26	470,372
965,000	Azalea TopCo, Inc., First Lien Initial Term Loan, 8.525% (Term SOFR + 350 bps), 7/24/26	924,791
1,841,518	Gainwell Acquisition Corp., First Lien Term B Loan, 8.998% (Term SOFR + 400 bps), 10/1/27	1,778,216
1,473,750	One Call Corp., First Lien Term B Loan, 10.829% (Term SOFR + 550 bps), 4/22/27	1,075,838
	Total Medical Information Systems	$6,121,991

	Medical Labs & Testing Services — 2.4%
748,125	Charlotte Buyer, Inc., First Lien Initial Term Loan B, 10.084% (Term SOFR + 525 bps), 2/11/28	$ 720,304
954,184(b)	Envision Healthcare Corp., 2018 Third Out Term Loan, 8.648% (Term SOFR + 375 bps), 3/31/27	60,431
989,822	eResearchTechnology, Inc., First Lien Initial Term Loan, 9.597% (Term SOFR + 450 bps), 2/4/27	941,073
1,703,294	FC Compassus LLC, Term B-1 Loan, 9.232% (LIBOR + 425 bps), 12/31/26	1,577,676
716,935	Icon Public Limited Company, Lux Term Loan, 7.41% (Term SOFR + 225 bps), 7/3/28	717,159
1,223,162	Phoenix Guarantor Inc., First Lien Tranche B-3 Term Loan, 8.525% (LIBOR + 350 bps), 3/5/26	1,204,561
491,250	Sound Inpatient Physicians, Inc., First Lien 2021 Incremental Term Loan, 8.273% (LIBOR + 300 bps), 6/27/25	375,499
974,425	Sound Inpatient Physicians, Inc., First Lien Initial Term Loan, 8.273% (LIBOR + 300 bps), 6/27/25	741,781
The accompanying notes are an integral part of these financial statements.
30Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Medical Labs & Testing Services — (continued)
500,000	Sound Inpatient Physicians, Inc., Second Lien Initial Term Loan, 12.023% (LIBOR + 675 bps), 6/26/26	$ 343,750
980,025	U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 9.284% (LIBOR + 425 bps), 10/1/28	940,518
	Total Medical Labs & Testing Services	$7,622,752

	Medical Products — 0.4%
1,387,279	NMN Holdings III Corp., First Lien Closing Date Term Loan, 8.832% (Term SOFR + 375 bps), 11/13/25	$ 1,179,188
297,401	NMN Holdings III Corp., First Lien Delayed Draw Term Loan, 8.832% (Term SOFR + 375 bps), 11/13/25	252,790
	Total Medical Products	$1,431,978

	Medical-Biomedical & Generation — 0.6%
1,969,015	ANI Pharmaceuticals, Inc., Initial Term Loan, 11.025% (LIBOR + 600 bps), 11/19/27	$ 1,961,631
	Total Medical-Biomedical & Generation	$1,961,631

	Medical-Drugs — 2.3%
1,443,750	Bausch Health Cos., Inc., Second Amendment Term Loan, 10.239% (Term SOFR + 525 bps), 2/1/27	$ 1,167,117
2,787,173(b)	Endo Luxembourg Finance Company I S.a r.l., 2021 Term Loan, 14.00% (LIBOR + 400 bps), 3/27/28	2,053,798
178,625	Icon Public Limited Company, U.S. Term Loan, 7.41% (Term SOFR + 225 bps), 7/3/28	178,681
1,107,157	Jazz Pharmaceuticals Public Limited Company, Initial Dollar Term Loan, 8.525% (LIBOR + 350 bps), 5/5/28	1,107,071
1,695,000	Organon & Co., Dollar Term Loan, 8.00% (LIBOR + 300 bps), 6/2/28	1,693,941
1,176,471	Padagis LLC, Term B Loan, 9.969% (LIBOR + 475 bps), 7/6/28	1,123,529
	Total Medical-Drugs	$7,324,137

	Medical-Generic Drugs — 0.2%
744,375	Perrigo Company PLC, Initial Term B Loan, 7.332% (Term SOFR + 225 bps), 4/20/29	$ 743,445
	Total Medical-Generic Drugs	$743,445

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2331

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Medical-Hospitals — 0.6%
1,540,097	LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.), First Lien Term B Loan, 9.023% (LIBOR + 375 bps), 11/16/25	$ 1,452,184
707,884	Quorum Health Corp., Exit Term Loan, 13.245% (Term SOFR + 825 bps), 4/29/25	442,427
	Total Medical-Hospitals	$1,894,611

	Medical-Outpatient & Home Medicine — 0.9%
2,475,000	EyeCare Partners LLC, First Lien Amendment No. 1 Term Loan, 8.775% (LIBOR + 375 bps), 11/15/28	$ 2,020,219
990,771	Medical Solutions Holdings, Inc., First Lien Initial Term Loan, 8.24% (Term SOFR + 325 bps), 11/1/28	962,464
	Total Medical-Outpatient & Home Medicine	$2,982,683

	Medical-Wholesale Drug Distribution — 0.7%
850,000	CVET Midco 2 LP, First Lien Initial Term Loan, 9.898% (Term SOFR + 500 bps), 10/13/29	$ 802,187
1,457,554	Owens & Minor, Inc., Term B-1 Loan, 8.715% (Term SOFR + 375 bps), 3/29/29	1,450,267
	Total Medical-Wholesale Drug Distribution	$2,252,454

	Metal Processors & Fabrication — 0.8%
1,970,000	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial Term Loan, 9.199% (Term SOFR + 400 bps), 10/12/28	$ 1,871,500
768,944	WireCo WorldGroup, Inc., Initial Term Loan, 9.25% (LIBOR + 425 bps), 11/13/28	765,099
	Total Metal Processors & Fabrication	$2,636,599

	Non-hazardous Waste Disposal — 0.5%
1,147,188	GFL Environmental Inc., 2023 Refinancing Term Loan, 8.145% (Term SOFR + 300 bps), 5/28/27	$ 1,149,545
507,375	MIP V Waste LLC, Initial Term Loan, 8.275% (LIBOR + 325 bps), 12/8/28	499,764
	Total Non-hazardous Waste Disposal	$1,649,309

	Office Automation & Equipment — 0.2%
686,000	Pitney Bowes, Inc., Refinancing Tranche B Term Loan, 9.097% (Term SOFR + 400 bps), 3/17/28	$ 657,703
	Total Office Automation & Equipment	$657,703

	Oil-Field Services — 1.3%
4,077,010	ProFrac Holdings II LLC, Term Loan, 12.42% (Term SOFR + 725 bps), 3/4/25	$ 4,051,528
	Total Oil-Field Services	$4,051,528

The accompanying notes are an integral part of these financial statements.
32Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Pastoral & Agricultural — 0.4%
1,333,125	Alltech, Inc., Term B Loan, 9.025% (LIBOR + 400 bps), 10/13/28	$ 1,293,131
	Total Pastoral & Agricultural	$1,293,131

	Pharmacy Services — 0.2%
641,875	Option Care Health, Inc., First Lien 2021 Refinancing Term Loan, 7.775% (LIBOR + 275 bps), 10/27/28	$ 641,875
	Total Pharmacy Services	$641,875

	Physical Practice Management — 0.5%
2,518,838	Team Health Holdings, Inc., Extended Term Loan, 10.232% (Term SOFR + 525 bps), 3/2/27	$ 1,656,136
	Total Physical Practice Management	$1,656,136

	Physical Therapy & Rehabilitation Centers — 0.9%
847,260(c)	Summit Behavioral Healthcare LLC, First Lien Initial Term Loan, 9.885% (Term SOFR + 475 bps), 11/24/28	$ 832,962
2,437,828	Upstream Newco, Inc., First Lien August 2021 Incremental Term Loan, 9.41% (Term SOFR + 425 bps), 11/20/26	1,916,133
	Total Physical Therapy & Rehabilitation Centers	$2,749,095

	Pipelines — 2.6%
450,000	Brazos Delaware II, LLC, Initial Term Loan, 8.583% (Term SOFR + 375 bps), 2/11/30	$ 444,867
1,883,423	Centurion Pipeline Company LLC, Initial Term Loan, 10.25% (LIBOR + 325 bps), 9/29/25	1,887,544
199,664	DT Midstream, Inc., Initial Term Loan, 7.025% (Term SOFR + 200 bps), 6/26/28	200,208
500,000(c)	GIP III Stetson I, L.P. (GIP III Stetson II, L.P.), Initial Term Loan, 7/18/25	499,649
246,250	ITT Holdings LLC, Initial Term Loan, 7.847% (Term SOFR + 275 bps), 7/10/28	242,351
1,313,125	NorthRiver Midstream Finance LP, Initial Term B Loan, 8.426% (LIBOR + 325 bps), 10/1/25	1,311,132
1,965,717	Oryx Midstream Services Permian Basin LLC, 2023 Incremental Term Loan, 8.193% (Term SOFR + 325 bps), 10/5/28	1,947,043
1,149,620	Traverse Midstream Partners LLC, Advance, 8.726% (Term SOFR + 375 bps), 2/16/28	1,140,997
500,000	WhiteWater Whistler Holdings, LLC, Intial Term Loan, 8.148% (Term SOFR + 325 bps), 2/15/30	499,844
	Total Pipelines	$8,173,635

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2333

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Professional Sports — 0.4%
1,250,000	Formula One Management, Ltd. First Lien Facility B Loan, 8.232% (Term SOFR + 325 bps), 1/15/30	$ 1,253,776
	Total Professional Sports	$1,253,776

	Property & Casualty Insurance — 1.6%
1,979,798	Asurion LLC, New B-9 Term Loan, 8.275% (LIBOR + 325 bps), 7/31/27	$ 1,834,283
750,000	Asurion LLC, Second Lien New B-4 Term Loan, 10.275% (LIBOR + 525 bps), 1/20/29	628,698
500,000	Asurion, LLC, New B-11 Term Loan, 9.332% (Term SOFR + 425 bps), 8/19/28	467,708
2,204,744	Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.), 2023 Term Loan, 8.732% (Term SOFR + 375 bps), 2/24/28	2,182,696
	Total Property & Casualty Insurance	$5,113,385

	Protection-Safety — 0.3%
960,128	Prime Security Services Borrower LLC, First Lien 2021 Refinancing Term B-1 Loan, 8.049% (LIBOR + 275 bps), 9/23/26	$ 959,878
	Total Protection-Safety	$959,878

	Publishing — 1.4%
640,250	Cengage Learning, Inc., First Lien Term B Loan, 9.88% (LIBOR + 475 bps), 7/14/26	$ 626,289
1,990,000	Houghton Mifflin Harcourt Company, First Lien Term B Loan, 10.332% (Term SOFR + 525 bps), 4/9/29	1,798,462
2,216,250	McGraw-Hill Education, Inc., Initial Term Loan, 9.703% (LIBOR + 475 bps), 7/28/28	2,141,729
	Total Publishing	$4,566,480

	Publishing-Periodicals — 0.3%
866,250	MJH Healthcare Holdings LLC, Initial Term B Loan, 8.582% (Term SOFR + 350 bps), 1/28/29	$ 852,173
	Total Publishing-Periodicals	$852,173

	Recreational Centers — 0.5%
1,487,659	Fitness International LLC, Term B Loan, 8.445% (Term SOFR + 325 bps), 4/18/25	$ 1,437,450
	Total Recreational Centers	$1,437,450

The accompanying notes are an integral part of these financial statements.
34Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Recycling — 0.5%
1,771,462	LTR Intermediate Holdings, Inc., Initial Term Loan, 9.525% (LIBOR + 450 bps), 5/5/28	$ 1,543,387
	Total Recycling	$1,543,387

	Rental Auto & Equipment — 0.8%
693,000	Avis Budget Car Rental LLC, Tranche C Term Loan, 8.582% (Term SOFR + 350 bps), 3/16/29	$ 694,386
1,653,398	Hertz Corp., Initial Term B Loan, 8.275% (LIBOR + 325 bps), 6/30/28	1,650,711
317,152	Hertz Corp., Initial Term C Loan, 8.275% (LIBOR + 325 bps), 6/30/28	316,637
	Total Rental Auto & Equipment	$2,661,734

	Retail — 4.2%
980,000	Belron Group SA, Dollar Third Incremental Loan, 7.30% (LIBOR + 243 bps), 4/13/28	$ 979,877
1,256,232	Great Outdoors Group LLC, Term B-2 Loan, 8.775% (LIBOR + 375 bps), 3/6/28	1,248,269
780,000	Harbor Freight Tools USA, Inc., 2021 Initial Term Loan, 7.775% (LIBOR + 275 bps), 10/19/27	759,525
898,333	Highline Aftermarket Acquisition LLC, First Lien Initial Term Loan, 9.525% (LIBOR + 450 bps), 11/9/27	866,892
1,473,750	Michaels Cos, Inc., The Term B Loan, 9.409% (LIBOR + 425 bps), 4/15/28	1,354,929
1,106,199	Petco Health & Wellness Co., Inc., First Lien Initial Term Loan, 8.41% (Term SOFR + 325 bps), 3/3/28	1,092,112
1,670,250	PetSmart LLC, Initial Term Loan, 8.832% (Term SOFR + 375 bps), 2/11/28	1,661,750
884,250	Pilot Travel Centers LLC, Initial Tranche B Term Loan, 7.082% (Term SOFR + 200 bps), 8/4/28	883,007
943,277	RVR Dealership Holdings LLC, Term Loan, 8.971% (Term SOFR + 375 bps), 2/8/28	832,442
826,254	Staples, Inc., 2019 Refinancing New Term B-2 Loan, 9.799% (LIBOR + 450 bps), 9/12/24	822,008
925,000	Torrid LLC, Closing Date Term Loan, 10.525% (LIBOR + 550 bps), 6/14/28	820,938
1,975,000	White Cap Supply Holdings LLC, Initial Closing Date Term Loan, 8.732% (Term SOFR + 375 bps), 10/19/27	1,960,187
	Total Retail	$13,281,936

	Retail — 0.2%
500,000(c)	GYP Holdings III Corp., Term Loan, 4/26/30	$ 497,500
	Total Retail	$497,500

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2335

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Rubber & Plastic Products — 0.3%
995,000	Gates Global LLC, Initial B-4 Dollar Term Loan, 8.482% (Term SOFR + 350 bps), 11/16/29	$ 996,382
	Total Rubber & Plastic Products	$996,382

	Schools — 0.9%
583,333	Bach Finance Limited (aka Nord Anglia/Fugue Finance), First Lien Seventh Amendment Dollar Term Loan, 9.373% (Term SOFR + 450 bps), 1/31/28	$ 584,792
1,451,962	KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3 Loan, 8.909% (LIBOR + 375 bps), 2/21/25	1,444,702
987,500	Lakeshore Learning Materials LLC, First Lien Initial Term Loan, 8.525% (LIBOR + 350 bps), 9/29/28	974,539
	Total Schools	$3,004,033

	Security Services — 1.9%
1,958,863	Allied Universal Holdco LLC (f/k/a USAGM Holdco LLC), Initial U.S. Dollar Term Loan, 8.832% (Term SOFR + 375 bps), 5/12/28	$ 1,893,772
4,145,713	Garda World Security Corp., Term B-2 Loan, 9.296% (Term SOFR + 425 bps), 10/30/26	4,142,475
	Total Security Services	$6,036,247

	Shipbuilding — 0.6%
650,000(c)	LSF11 Trinity Bidco, Inc., Term Loan, 4/26/30	$ 643,500
1,273,798	MHI Holdings LLC, Initial Term Loan, 10.025% (LIBOR + 500 bps), 9/21/26	1,274,329
	Total Shipbuilding	$1,917,829

	Soap & Cleaning Preparation — 0.3%
1,975,000	Knight Health Holdings LLC, Term B Loan, 10.275% (LIBOR + 525 bps), 12/23/28	$ 1,017,125
	Total Soap & Cleaning Preparation	$1,017,125

	Steel Producers — 0.2%
179,496(d)	Phoenix Services International LLC, Initial Term Loan, 16.982% (Term SOFR + 200 bps), 5/29/23	$ 172,316
520,135	Phoenix Services International LLC, Roll-Up Loan (DIP), 16.982% (Term SOFR + 1200 bps), 5/29/23	499,329
1,678,840(b)	Phoenix Services International LLC, Term B Loan, 8.731% (LIBOR + 375 bps), 3/1/25	—
	Total Steel Producers	$671,645

The accompanying notes are an integral part of these financial statements.
36Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Telecom Services — 0.4%
1,393,000	Patagonia Holdco LLC, Amendment No.1 Term Loan, 10.473% (Term SOFR + 575 bps), 8/1/29	$ 1,137,036
	Total Telecom Services	$1,137,036

	Telecommunication Equipment — 0.6%
1,000,000	Ciena Corp., 2023 Incremental Term Loan, 7.438% (Term SOFR + 250 bps), 1/18/30	$ 1,001,562
890,522	Commscope, Inc., Initial Term Loan, 8.275% (LIBOR + 325 bps), 4/6/26	827,295
	Total Telecommunication Equipment	$1,828,857

	Telephone-Integrated — 0.5%
1,904,704	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 6.847% (Term SOFR + 175 bps), 3/1/27	$ 1,629,712
	Total Telephone-Integrated	$1,629,712

	Textile-Home Furnishings — 0.5%
1,980,000	Runner Buyer, Inc., Initial Term Loan, 10.454% (LIBOR + 550 bps), 10/20/28	$ 1,493,251
	Total Textile-Home Furnishings	$1,493,251

	Theaters — 0.5%
1,473,191	AMC Entertainment Holdings, Inc. (fka AMC Entertainment, Inc.), Term B-1 Loan, 7.946% (LIBOR + 300 bps), 4/22/26	$ 1,134,127
400,000	Cirque du Soleil Canada Inc., Initial Term Loan, 9.148% (Term SOFR + 425 bps), 3/8/30	396,000
	Total Theaters	$1,530,127

	Transport-Air Freight — 0.2%
650,000	Rand Parent LLC, First Lien Term B Loan, 9.127% (Term SOFR + 425 bps), 3/17/30	$ 610,729
	Total Transport-Air Freight	$610,729

	Transportation - Trucks — 0.2%
723,750	Carriage Purchaser, Inc., Term B Loan, 9.275% (LIBOR + 425 bps), 9/30/28	$ 712,668
	Total Transportation - Trucks	$712,668

	Transportation Services — 1.6%
2,511,750	AIT Worldwide Logistics Holdings, Inc., First Lien Initial Term Loan, 9.621% (LIBOR + 475 bps), 4/6/28	$ 2,419,129
1,622,797	First Student Bidco, Inc., Initial Term B Loan, 8.143% (LIBOR + 300 bps), 7/21/28	1,552,235
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2337

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Transportation Services — (continued)
606,618	First Student Bidco, Inc., Initial Term C Loan, 8.143% (LIBOR + 300 bps), 7/21/28	$ 580,241
640,250	LaserShip, Inc., First Lien Initial Term Loan, 9.659% (LIBOR + 450 bps), 5/7/28	553,617
	Total Transportation Services	$5,105,222

	Transport-Rail — 0.2%
485,000	Genesee & Wyoming, Inc., Initial Term Loan, 6.998% (Term SOFR + 200 bps), 12/30/26	$ 484,156
	Total Transport-Rail	$484,156

	Veterinary Diagnostics — 0.4%
905,285	Elanco Animal Health Inc., Term Loan, 6.843% (Term SOFR + 175 bps), 8/1/27	$ 882,035
491,206	Southern Veterinary Partners LLC, First Lien Initial Term Loan, 9.025% (LIBOR + 400 bps), 10/5/27	480,768
	Total Veterinary Diagnostics	$1,362,803

	Wireless Equipment — 0.3%
937,912	Maxar Technologies Inc., Initial Term Loan, 9.332% (Term SOFR + 425 bps), 6/14/29	$ 937,996
	Total Wireless Equipment	$937,996

	Total Senior Secured Floating Rate Loan Interests (Cost $297,652,033)	$274,070,222

Shares
	Common Stock — 0.1% of Net Assets
	Passenger Airlines — 0.1%
33,954(e) +	Grupo Aeromexico SAB de CV	$ 377,697
	Total Passenger Airlines	$377,697

	Total Common Stock (Cost $555,000)	$377,697

Principal Amount USD ($)
Asset Backed Securities — 1.1% of Net Assets
1,000,000(a)	522 Funding CLO, Ltd., Series 2019-5A, Class ER, 11.746% (3 Month Term SOFR + 676 bps), 4/15/35 (144A)	$ 857,858
The accompanying notes are an integral part of these financial statements.
38Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
1,000,000(a)	AB BSL CLO 1, Ltd., Series 2020-1A, Class ER, 11.846% (3 Month Term SOFR + 686 bps), 1/15/35 (144A)	$ 847,229
1,000,000(a)	AGL CLO 17, Ltd., Series 2022-17A, Class E, 11.406% (3 Month Term SOFR + 635 bps), 1/21/35 (144A)	867,388
1,000,000(a)	Crown Point CLO 11, Ltd., Series 2021-11A, Class E, 12.07% (3 Month USD LIBOR + 681 bps), 1/17/34 (144A)	899,264
	Total Asset Backed Securities (Cost $3,961,603)	$3,471,739

	Commercial Mortgage-Backed Securities—0.3% of Net Assets
553,088(a)	BX Trust, Series 2022-PSB, Class F, 12.223% (1 Month Term SOFR + 733 bps), 8/15/39 (144A)	$ 550,350
95,017(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 11.108% (1 Month USD LIBOR + 625 bps), 1/25/27 (144A)	90,642
197,062(a)	FREMF Mortgage Trust, Series 2020-KF83, Class C, 13.858% (1 Month USD LIBOR + 900 bps), 7/25/30 (144A)	191,228
	Total Commercial Mortgage-Backed Securities (Cost $831,823)	$832,220

	Corporate Bonds — 4.0% of Net Assets
	Advertising — 0.1%
265,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 196,098
	Total Advertising	$196,098

	Airlines — 0.8%
160,000	Allegiant Travel Co., 7.25%, 8/15/27 (144A)	$ 158,020
2,590,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	2,317,217
	Total Airlines	$2,475,237

	Auto Parts & Equipment — 0.1%
250,000	Adient Global Holdings, Ltd., 7.00%, 4/15/28 (144A)	$ 256,358
	Total Auto Parts & Equipment	$256,358

	Chemicals — 0.3%
250,000	Element Solutions, Inc., 3.875%, 9/1/28 (144A)	$ 220,593
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2339

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Chemicals — (continued)
500,000	Olin Corp., 5.625%, 8/1/29	$ 487,500
376,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 4/1/25 (144A)	364,397
	Total Chemicals	$1,072,490

	Commercial Services — 0.1%
500,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)	$ 465,117
	Total Commercial Services	$465,117

	Distribution/Wholesale — 0.0%†
110,000	Ritchie Bros Holdings, Inc., 6.75%, 3/15/28 (144A)	$ 113,850
	Total Distribution/Wholesale	$113,850

	Diversified Financial Services — 0.4%
1,028,715(f)	Avation Capital SA, 8.25% (9.00% PIK or 8.25% Cash), 10/31/26 (144A)	$ 892,410
440,000	Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28 (144A)	392,700
	Total Diversified Financial Services	$1,285,110

	Healthcare-Services — 0.2%
145,000	Molina Healthcare, Inc., 4.375%, 6/15/28 (144A)	$ 135,896
490,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	437,325
	Total Healthcare-Services	$573,221

	Iron & Steel — 0.6%
625,000	Carpenter Technology Corp., 6.375%, 7/15/28	$ 619,531
960,000	Carpenter Technology Corp., 7.625%, 3/15/30	981,894
260,000	TMS International Corp., 6.25%, 4/15/29 (144A)	200,922
	Total Iron & Steel	$1,802,347

	Leisure Time — 0.1%
500,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	$ 428,965
	Total Leisure Time	$428,965

	Lodging — 0.3%
1,000,000	Station Casinos LLC, 4.50%, 2/15/28 (144A)	$ 919,430
	Total Lodging	$919,430

	Mining — 0.1%
390,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	$ 364,765
	Total Mining	$364,765

The accompanying notes are an integral part of these financial statements.
40Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Retail — 0.3%
205,000	Asbury Automotive Group, Inc., 4.50%, 3/1/28	$ 186,229
221,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30	196,134
95,000	Bath & Body Works, Inc., 6.625%, 10/1/30 (144A)	91,197
295,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	258,068
205,000	Macy's Retail Holdings LLC, 5.875%, 4/1/29 (144A)	187,786
	Total Retail	$919,414

	Telecommunications — 0.6%
1,000,000	Altice France SA, 5.50%, 10/15/29 (144A)	$ 748,581
1,584,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	1,304,628
	Total Telecommunications	$2,053,209

	Total Corporate Bonds (Cost $14,119,449)	$12,925,611

Shares
	Preferred Stock — 0.0%† of Net Assets
	Capital Markets — 0.0%†
1,718	B Riley Financial, Inc., 6.75%, 5/31/24	$ 42,435
	Total Capital Markets	$42,435

	Total Preferred Stock (Cost $42,205)	$42,435

	Right/Warrant — 0.0%† of Net Assets
	Aerospace & Defense — 0.0%†
GBP 17,500(e)	Avation Plc, 1/1/59	$ 13,306
	Total Aerospace & Defense	$13,306

	Total Right/Warrant (Cost $—)	$13,306

Principal Amount USD ($)
Insurance-Linked Securities — 1.1% of Net Assets#
Event Linked Bonds — 1.0%
Earthquakes – California — 0.1%
250,000(a)	Sutter Re, 10.03%, (3 Month U.S. Treasury Bill + 500 bps), 5/23/23 (144A)	$ 249,975
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2341

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Flood – U.S. — 0.1%
250,000(a)	FloodSmart Re, 21.28%, (1 Month U.S. Treasury Bill + 1,625 bps), 3/11/26 (144A)	$ 249,800
	Health – U.S. — 0.1%
250,000(a)	Vitality Re XIII, 7.03%, (3 Month U.S. Treasury Bill + 200 bps), 1/6/26 (144A)	$ 240,725
250,000(a)	Vitality Re XIV, 8.53%, (3 Month U.S. Treasury Bill + 350 bps), 1/5/27 (144A)	249,850
		$ 490,575

	Multiperil – U.S. — 0.3%
250,000(a)	Matterhorn Re, 10.09%, (SOFR + 525 bps), 3/24/25 (144A)	$ 219,750
250,000(a)	Matterhorn Re, 12.59%, (SOFR + 775 bps), 3/24/25 (144A)	228,625
250,000(a)	Residential Re, 10.21%, (3 Month U.S. Treasury Bill + 518 bps), 12/6/25 (144A)	223,450
250,000(a)	Sanders Re II, 8.12%, (3 Month U.S. Treasury Bill + 309 bps), 4/7/25 (144A)	239,200
250,000(a)	Sanders Re III, 8.53%, (3 Month U.S. Treasury Bill + 350 bps), 4/7/26 (144A)	236,900
		$ 1,147,925

	Multiperil – U.S. & Canada — 0.1%
250,000(a)	Vista Re, 11.39%, (3 Month U.S. Treasury Bill + 636 bps), 5/21/24 (144A)	$ 234,250
	Multiperil – U.S. Regional — 0.1%
250,000(a)	Long Point Re IV, 9.28%, (3 Month U.S. Treasury Bill + 425 bps), 6/1/26 (144A)	$ 248,500
	Windstorm – Florida — 0.0%†
250,000(a)	Integrity Re, 12.03%, (3 Month U.S. Treasury Bill + 700 bps), 6/6/25 (144A)	$ 225,000
	Windstorm – North Carolina — 0.1%
250,000(a)	Cape Lookout Re, 10.03%, (3 Month U.S. Treasury Bill + 500 bps), 3/28/25 (144A)	$ 238,675
	Windstorm – U.S. Regional — 0.1%
250,000(a)	Commonwealth Re, 8.53%, (3 Month U.S. Treasury Bill + 350 bps), 7/8/25 (144A)	$ 243,175
	Total Event Linked Bonds	$ 3,327,875

The accompanying notes are an integral part of these financial statements.
42Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

Face Amount USD ($)		Value
	Collateralized Reinsurance — 0.0%†
	Windstorm – Florida — 0.0%†
300,000(e)(g) +	Formby Re 2018, 2/29/24	$ 9,607
	Total Collateralized Reinsurance	$9,607

	Reinsurance Sidecars — 0.1%
	Multiperil – U.S. — 0.0%†
400,000(e)(h) +	Harambee Re 2018, 12/31/24	$ —
400,000(e)(h) +	Harambee Re 2019, 12/31/24	640
		$ 640

	Multiperil – Worldwide — 0.1%
4,860(h) +	Alturas Re 2019-2, 3/10/24	$ 1,653
47,461(h) +	Alturas Re 2020-2, 3/10/24	935
19,715(e)(h) +	Alturas Re 2022-2, 12/31/27	7,419
739,764(e)(g) +	Berwick Re 2019-1, 12/31/24	117,992
50,000(e)(g) +	Eden Re II, 3/22/24 (144A)	13,550
400,000(g) +	Merion Re 2018-2, 12/31/24	30,355
441,188(e)(g) +	Pangaea Re 2019-3, 7/1/23	15,870
10,000(g) +	Sector Re V, 12/1/24 (144A)	16,745
253,645(e)(g) +	Woburn Re 2018, 12/31/24	5,600
74,914(e)(g) +	Woburn Re 2019, 12/31/24	12,966
		$ 223,085

	Total Reinsurance Sidecars	$223,725

	Total Insurance-Linked Securities (Cost $3,785,758)	$3,561,207

Shares
	Investment Companies — 4.9% of Net Assets
500,000	Invesco Senior Loan ETF	$ 10,440,000
125,000	SPDR Blackstone Senior Loan ETF	5,190,000
	Total Investment Companies (Cost $15,619,457)	$ 15,630,000

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2343

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Shares		Value

SHORT TERM INVESTMENTS — 0.7% of Net Assets
Open-End Fund — 0.7%
2,155,925(i)	Dreyfus Government Cash Management, Institutional Shares, 4.76%	$ 2,155,925
$ 2,155,925

	TOTAL SHORT TERM INVESTMENTS (Cost $2,155,925)	$2,155,925

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.1% (Cost $338,723,253)	$ 313,080,362
	OTHER ASSETS AND LIABILITIES — 1.9%	$ 5,996,387
	net assets — 100.0%	$ 319,076,749

bps	Basis Points.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At April 30, 2023, the value of these securities amounted to $18,116,452, or 5.7% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2023.
(b)	Security is in default.
(c)	This term loan will settle after April 30, 2023, at which time the interest rate will be determined.
(d)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(e)	Non-income producing security.
(f)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(g)	Issued as participation notes.
(h)	Issued as preference shares.
(i)	Rate periodically changes. Rate disclosed is the 7-day yield at April 30, 2023.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2023.
The accompanying notes are an integral part of these financial statements.
44Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 4,251	$ 1,653
Alturas Re 2020-2	1/1/2020	42,251	935
Alturas Re 2022-2	4/11/2023	7,419	7,419
Berwick Re 2019-1	12/31/2018	88,396	117,992
Cape Lookout Re	3/16/2022	250,000	238,675
Commonwealth Re	6/15/2022	250,000	243,175
Eden Re II	12/23/2019	41,319	13,550
FloodSmart Re	2/23/2023	250,000	249,800
Formby Re 2018	7/9/2018	932	9,607
Harambee Re 2018	12/19/2017	8,492	—
Harambee Re 2019	12/20/2018	—	640
Integrity Re	5/9/2022	250,000	225,000
Long Point Re IV	5/13/2022	250,000	248,500
Matterhorn Re	3/10/2022	250,000	219,750
Matterhorn Re	3/10/2022	250,000	228,625
Merion Re 2018-2	12/28/2017	—	30,355
Pangaea Re 2019-3	7/25/2019	13,236	15,870
Residential Re	10/28/2021	250,000	223,450
Sanders Re II	11/23/2021	250,000	239,200
Sanders Re III	3/22/2022	250,000	236,900
Sector Re V	1/1/2020	289	16,745
Sutter Re	6/30/2022	249,836	249,975
Vista Re	2/24/2022	251,938	234,250
Vitality Re XIII	3/6/2023	240,266	240,725
Vitality Re XIV	1/25/2023	250,000	249,850
Woburn Re 2018	3/20/2018	76,754	5,600
Woburn Re 2019	2/14/2019	10,379	12,966
Total Restricted Securities			$3,561,207
% of Net assets			1.1%
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized (Depreciation)
USD	308,259	MXN	5,760,000	State Street Bank & Trust Co.	6/29/23	$(8,071)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ (8,071)
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2345

Schedule of Investments  |  4/30/23
(unaudited) (continued)
GBP	— Great British Pound
MXN	— Mexican Peso
USD	— United States Dollar
Purchases and sales of securities (excluding short-term investments) for the six months ended April 30, 2023, aggregated $51,497,189 and $133,267,540, respectively.
At April 30, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $339,147,766 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 865,036
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(26,940,511)
Net unrealized depreciation	$(26,075,475)
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of April 30, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$274,070,222	$ —	$274,070,222
Common Stock	—	—	377,697	377,697
Asset Backed Securities	—	3,471,739	—	3,471,739
Commercial Mortgage-Backed Securities	—	832,220	—	832,220
Corporate Bonds	—	12,925,611	—	12,925,611
Preferred Stock	42,435	—	—	42,435
Right/Warrant	13,306	—	—	13,306
Insurance-Linked Securities
Collateralized Reinsurance
Windstorm – Florida	—	—	9,607	9,607
Reinsurance Sidecars
Multiperil – U.S.	—	—	640	640
Multiperil – Worldwide	—	—	223,085	223,085
The accompanying notes are an integral part of these financial statements.
46Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

	Level 1	Level 2	Level 3	Total
All Other Insurance-Linked Securities	$ —	$ 3,327,875	$ —	$ 3,327,875
Investment Companies	15,630,000	—	—	15,630,000
Open-End Fund	2,155,925	—	—	2,155,925
Total Investments in Securities	$ 17,841,666	$ 294,627,667	$ 611,029	$ 313,080,362
Other Financial Instruments
Net unrealized depreciation on forward foreign currency exchange contracts	$ —	$ (8,071)	$ —	$ (8,071)
Total Other Financial Instruments	$ —	$ (8,071)	$ —	$ (8,071)
During the period ended April 30, 2023, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2347

Statement of Assets and Liabilities  |  4/30/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $338,723,253)	$ 313,080,362
Cash	233,214
Receivables —
Investment securities sold	10,543,309
Fund shares sold	991,044
Interest	1,652,082
Due from the Adviser	7,670
Other assets	61,524
Total assets	$ 326,569,205
LIABILITIES:
Payables —
Investment securities purchased	$ 3,841,338
Fund shares repurchased	2,855,847
Distributions	554,665
Trustees' fees	1,885
Unrealized depreciation on unfunded loan commitments	15,079
Unrealized depreciation on forward foreign currency exchange contracts	8,071
Management fees	26,282
Administrative expenses	6,256
Distribution fees	4,010
Accrued expenses	179,023
Total liabilities	$ 7,492,456
NET ASSETS:
Paid-in capital	$ 419,121,294
Distributable earnings (loss)	(100,044,545)
Net assets	$ 319,076,749
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $76,363,572/12,728,755 shares)	$ 6.00
Class C (based on $10,293,555/1,701,141 shares)	$ 6.05
Class Y (based on $232,419,622/38,376,195 shares)	$ 6.06
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $6.00 net asset value per share/100%-4.50% maximum sales charge)	$ 6.28
The accompanying notes are an integral part of these financial statements.
48Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 4/30/23
INVESTMENT INCOME:
Interest from unaffiliated issuers	$15,871,124
Dividends from unaffiliated issuers	690,542
Total Investment Income		$16,561,666
EXPENSES:
Management fees	$ 1,069,975
Administrative expenses	56,090
Transfer agent fees
Class A	79,890
Class C	2,775
Class Y	93,497
Distribution fees
Class A	100,642
Class C	57,599
Shareowner communications expense	21,038
Custodian fees	17,860
Registration fees	39,474
Professional fees	95,781
Printing expense	15,223
Officers' and Trustees' fees	7,619
Insurance expense	2,325
Miscellaneous	79,769
Total expenses		$ 1,739,557
Less fees waived and expenses reimbursed by the Adviser		(219,368)
Net expenses		$ 1,520,189
Net investment income		$ 15,041,477
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (8,031,341)
Forward foreign currency exchange contracts	(47,093)
Swap contracts	432,789
Other assets and liabilities denominated in foreign currencies	2,426	$ (7,643,219)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$11,002,389
Forward foreign currency exchange contracts	1,351
Swap contracts	(158,279)
Unfunded loan commitments	54,383	$10,899,844
Net realized and unrealized gain (loss) on investments		$ 3,256,625
Net increase in net assets resulting from operations		$18,298,102
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2349

Statements of Changes in Net Assets
	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 15,041,477	$ 21,446,422
Net realized gain (loss) on investments	(7,643,219)	(6,520,837)
Change in net unrealized appreciation (depreciation) on investments	10,899,844	(39,113,393)
Net increase (decrease) in net assets resulting from operations	$ 18,298,102	$ (24,187,808)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.29 and $0.23 per share, respectively)	$ (3,940,178)	$ (3,252,692)
Class C ($0.27 and $0.19 per share, respectively)	(518,656)	(410,761)
Class Y ($0.30 and $0.26 per share, respectively)	(13,261,804)	(15,510,235)
Total distributions to shareowners	$ (17,720,638)	$ (19,173,688)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 55,856,632	$ 286,052,898
Reinvestment of distributions	14,596,098	16,584,317
Cost of shares repurchased	(150,728,817)	(325,919,818)
Net decrease in net assets resulting from Fund share transactions	$ (80,276,087)	$ (23,282,603)
Net decrease in net assets	$ (79,698,623)	$ (66,644,099)
NET ASSETS:
Beginning of period	$ 398,775,372	$ 465,419,471
End of period	$ 319,076,749	$ 398,775,372
The accompanying notes are an integral part of these financial statements.
50Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

	Six Months Ended 4/30/23 Shares (unaudited)	Six Months Ended 4/30/23 Amount (unaudited)	Year Ended 10/31/22 Shares	Year Ended 10/31/22 Amount
Class A
Shares sold	1,182,234	$ 7,125,615	4,655,094	$ 29,620,324
Reinvestment of distributions	617,640	3,713,621	502,742	3,130,769
Less shares repurchased	(3,089,451)	(18,616,425)	(4,100,444)	(25,768,860)
Net increase (decrease)	(1,289,577)	$ (7,777,189)	1,057,392	$ 6,982,233
Class C
Shares sold	216,087	$ 1,315,261	509,986	$ 3,283,897
Reinvestment of distributions	79,668	482,907	61,170	383,625
Less shares repurchased	(664,744)	(4,045,124)	(714,719)	(4,530,916)
Net decrease	(368,989)	$ (2,246,956)	(143,563)	$ (863,394)
Class Y
Shares sold	7,786,661	$ 47,415,756	39,287,072	$ 253,148,677
Reinvestment of distributions	1,713,240	10,399,570	2,073,585	13,069,923
Less shares repurchased	(21,045,407)	(128,067,268)	(47,169,389)	(295,620,042)
Net decrease	(11,545,506)	$ (70,251,942)	(5,808,732)	$ (29,401,442)
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2351

Financial Highlights
	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18
Class A
Net asset value, beginning of period	$ 6.00	$ 6.51	$ 6.28	$ 6.57	$ 6.73	$ 6.80
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.25	$ 0.26	$ 0.19	$ 0.21	$ 0.31	$ 0.26
Net realized and unrealized gain (loss) on investments	0.04	(0.54)	0.26	(0.26)	(0.15)	(0.06)
Net increase (decrease) from investment operations	$ 0.29	$ (0.28)	$ 0.45	$ (0.05)	$ 0.16	$ 0.20
Distributions to shareowners:
Net investment income	$ (0.29)	$ (0.23)	$ (0.22)	$ (0.24)	$ (0.32)	$ (0.27)
Total distributions	$ (0.29)	$ (0.23)	$ (0.22)	$ (0.24)	$ (0.32)	$ (0.27)
Net increase (decrease) in net asset value	$ 0.00	$ (0.51)	$ 0.23	$ (0.29)	$ (0.16)	$ (0.07)
Net asset value, end of period	$ 6.00	$ 6.00	$ 6.51	$ 6.28	$ 6.57	$ 6.73
Total return (b)	4.96%(c)	(4.32)%	7.25%	(0.71)%	2.42%	2.96%
Ratio of net expenses to average net assets	1.05%(d)	1.05%	1.05%	1.12%	1.07%	1.01%
Ratio of net investment income (loss) to average net assets	8.25%(d)	4.20%	2.89%	3.31%	4.64%	3.89%
Portfolio turnover rate	15%(c)	45%	41%	45%	13%	42%
Net assets, end of period (in thousands)	$76,364	$84,071	$84,417	$69,248	$120,559	$161,020
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.23%(d)	1.22%	1.26%	1.17%	1.11%	1.01%
Net investment income (loss) to average net assets	8.07%(d)	4.03%	2.68%	3.26%	4.60%	3.89%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
52Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18
Class C
Net asset value, beginning of period	$ 6.05	$ 6.57	$ 6.34	$ 6.57	$ 6.74	$ 6.80
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.23	$ 0.22	$ 0.14	$ 0.17	$ 0.26	$ 0.21
Net realized and unrealized gain (loss) on investments	0.04	(0.55)	0.26	(0.21)	(0.16)	(0.05)
Net increase (decrease) from investment operations	$ 0.27	$ (0.33)	$ 0.40	$ (0.04)	$ 0.10	$ 0.16
Distributions to shareowners:
Net investment income	$ (0.27)	$ (0.19)	$ (0.17)	$ (0.19)	$ (0.27)	$ (0.22)
Total distributions	$ (0.27)	$ (0.19)	$ (0.17)	$ (0.19)	$ (0.27)	$ (0.22)
Net increase (decrease) in net asset value	$ —	$ (0.52)	$ 0.23	$ (0.23)	$ (0.17)	$ (0.06)
Net asset value, end of period	$ 6.05	$ 6.05	$ 6.57	$ 6.34	$ 6.57	$ 6.74
Total return (b)	4.55%(c)	(5.11)%	6.39%	(0.54)%	1.52%	2.35%
Ratio of net expenses to average net assets	1.81%(d)	1.79%	1.85%	1.80%	1.77%	1.76%
Ratio of net investment income (loss) to average net assets	7.48%(d)	3.42%	2.12%	2.63%	3.94%	3.15%
Portfolio turnover rate	15%(c)	45%	41%	45%	13%	42%
Net assets, end of period (in thousands)	$10,294	$12,520	$14,538	$21,352	$39,105	$68,364
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.84%(d)	1.79%	1.86%	1.84%	1.81%	1.76%
Net investment income (loss) to average net assets	7.45%(d)	3.42%	2.11%	2.59%	3.90%	3.15%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2353

Financial Highlights  (continued)
	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18
Class Y
Net asset value, beginning of period	$ 6.05	$ 6.58	$ 6.34	$ 6.59	$ 6.75	$ 6.82
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.26	$ 0.28	$ 0.21	$ 0.24	$ 0.33	$ 0.29
Net realized and unrealized gain (loss) on investments	0.05	(0.55)	0.27	(0.22)	(0.15)	(0.07)
Net increase (decrease) from investment operations	$ 0.31	$ (0.27)	$ 0.48	$ 0.02	$ 0.18	$ 0.22
Distributions to shareowners:
Net investment income	$ (0.30)	$ (0.26)	$ (0.24)	$ (0.27)	$ (0.34)	$ (0.29)
Total distributions	$ (0.30)	$ (0.26)	$ (0.24)	$ (0.27)	$ (0.34)	$ (0.29)
Net increase (decrease) in net asset value	$ 0.01	$ (0.53)	$ 0.24	$ (0.25)	$ (0.16)	$ (0.07)
Net asset value, end of period	$ 6.06	$ 6.05	$ 6.58	$ 6.34	$ 6.59	$ 6.75
Total return (b)	5.10%(c)	(4.25)%	7.70%	0.31%	2.74%	3.27%
Ratio of net expenses to average net assets	0.75%(d)	0.75%	0.75%	0.71%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	8.54%(d)	4.39%	3.16%	3.71%	5.00%	4.22%
Portfolio turnover rate	15%(c)	45%	41%	45%	13%	42%
Net assets, end of period (in thousands)	$232,420	$302,184	$366,465	$205,324	$336,472	$713,216
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.86%(d)	0.82%	0.81%	0.86%	0.85%	0.77%
Net investment income (loss) to average net assets	8.43%(d)	4.32%	3.10%	3.56%	4.85%	4.15%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
54Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

Notes to Financial Statements  |  4/30/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Floating Rate Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust VI (“the Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.
The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class K shares did not have assets or shareholders as of April 30, 2023. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollarweighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief
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provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
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Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of funds that are listed on an exchange, including exchange-listed closed-end funds and exchange-traded funds (ETFs), are valued by using the last sale price on the principal exchange where they are traded.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange,
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prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
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Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities
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held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$19,173,688
Total	$19,173,688
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2022:
2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 3,260,819
Capital loss carryforward	(66,491,706)
Other book/tax temporary differences	(344,079)
Net unrealized depreciation	(37,047,043)
Total	$(100,622,009)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to passive foreign investment companies, mark-to-market of foreign currency contracts and swaps, tax treatment of premium and amortization, and the tax treatment of investment in partnerships.
D.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $1,567 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2023.
E.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are
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allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
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Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
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Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund invests primarily in floating rate loans and other floating rate investments. Floating rate loans typically are rated below investment grade. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet redemptions. To the extent that sale proceeds of loans are not available, the fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods.
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The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis and is expected to cease publication of the remaining U.S. dollar LIBOR settings on a representative basis after September 30, 2024. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for
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certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
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G.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at April 30, 2023 are listed in the Schedule of Investments.
H.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
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Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
I.	Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
For the six months ended April 30, 2023, the Fund had no open repurchase agreements.
J.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry
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into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
During the six months ended April 30, 2023, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended April 30, 2023 was $390,094 and $401,003 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at April 30, 2023 are listed in the Schedule of Investments.
K.	Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the
68Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities.
The average notional values of credit default swap contracts buy protection and credit default swap contracts sell protection open during the six months ended April 30, 2023 were $0 and $5,016,000, respectively. There were no open credit default swap contracts at April 30, 2023.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2369

2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $500 million, 0.55% of the next $1.5 billion of the Fund’s average daily net assets, and 0.50% of the Fund’s average daily net assets over $2 billion. For the six months ended April 30, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.05% and 0.75% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended April 30, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended April 30, 2023, the Fund paid $7,619 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At April 30, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $1,885 and a payable for administrative expenses of $6,256, which includes the payable for Officers' compensation.
70Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$ 3,192
Class C	712
Class Y	17,134
Total	$ 21,038
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2023, CDSCs in the amount of $3,901 were paid to the Distributor.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2371

6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2023, the Fund had no borrowings under the credit facility.
7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA
72Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral  due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross liabilities of the Fund as of April 30, 2023.
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
State Street Bank & Trust Co.	$8,071	$ —	$ —	$ —	$8,071
Total	$ 8,071	$—	$—	$—	$ 8,071
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
8.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2373

Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	$ —	$ —	$8,071	$ —	$ —
Total Value	$—	$—	$ 8,071	$—	$—
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2023, was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Forward foreign currency exchange contracts	$ —	$ —	$ (47,093)	$ —	$ —
Swap contracts	—	432,789	—	—	—
Total Value	$—	$ 432,789	$(47,093)	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$ —	$ —	$ 1,351	$ —	$ —
Swap contracts	—	(158,279)	—	—	—
Total Value	$—	$(158,279)	$ 1,351	$—	$—
9. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations.
74Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of April 30, 2023, the Fund had the following unfunded loan commitments outstanding:
Loan	Principal	Cost	Value	Unrealized Appreciation (Depreciation)
athenahealth Group, Inc., Initial DDTL	$244,565	$243,118	$230,066	$ (13,052)
Phoenix Services International LLC	51,085	51,068	49,041	(2,027)
Total Value	$295,650	$294,186	$279,107	$(15,079)
Pioneer Floating Rate Fund | Semiannual Report | 4/30/2375

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
76Pioneer Floating Rate Fund | Semiannual Report | 4/30/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 20856-16-0623

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds	• Accounting research assistance • SEC consultation, registration statements, and reporting

• Tax accrual related matters

• Implementation of new accounting standards

• Compliance letters (e.g. rating agency letters)

• Regulatory reviews and assistance regarding financial matters

• Semi-annual reviews (if requested)

• Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES

Services which are not

prohibited by the Rule,

if an officer of the Fund

determines that using the

Fund’s auditor to provide

these services creates

significant synergy in

the form of efficiency,

minimized disruption, or

the ability to maintain a

desired level of

confidentiality.

• Tax planning and support
• Tax controversy assistance
• Tax compliance, tax returns, excise tax returns and support
• Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

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(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

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(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

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(1) Gross income from securities lending activities;

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(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section  906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VI

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date July 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date July 7, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date July 7, 2023

*	Print the name and title of each signing officer under his or her signature.